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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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THE MIDDLEBY CORPORATION
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1400 Toastmaster Drive
Elgin, Illinois 60120

March 24, 2010

Dear Stockholder:

You are hereby notified that the Annual Meeting of Stockholders (the "Meeting") of The Middleby Corporation (the "Company") will be held at the Company's principal executive offices located at 1400 Toastmaster Drive, Elgin, Illinois 60120 at 10:30 a.m., local time, on Tuesday, May 4, 2010 , for the following purposes:

(1)
To elect seven directors to hold office until the 2011 Annual Meeting.

(2)
To consider and act on a proposal to ratify the selection of Deloitte & Touche LLP as independent public accountants of the Company for the current fiscal year ending January 1, 2011.

(3)
To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 19, 2010 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

The Securities and Exchange Commission adopted rules for the electronic distribution of proxy materials. We have elected to provide access to our proxy materials and 2009 Annual Report on the Internet instead of sending a full set of printed proxy materials as in years past. We believe that this process will provide you with prompt access to our proxy materials, lower our costs of printing and delivering proxy materials, and minimize the environmental impact of printing paper copies. You should have already received the Notice of Internet Availability of Proxy Materials with instructions on how to access the proxy materials and vote. If you would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials set forth on the Notice of Internet Availability of Proxy Materials.

You are invited to attend the Meeting in person. If you attend the Meeting in person, you may vote your shares by bringing valid photo identification and delivering your completed proxy card or ballot at the Meeting. Please note that if you hold your shares through a bank, broker or other nominee, you must also bring a form of legal proxy, which you must request from such nominee, in order to vote at the Meeting.

Your vote is important to us.    Whether or not you plan to attend the Meeting in person, we urge you to return your proxy promptly in accordance with the following instructions. If you own shares in your own name, you may vote in one of the following ways: (i) visit the website shown on your Notice of Internet Availability of Proxy Materials or proxy card to vote electronically via the Internet, (ii) by telephone, pursuant to the instructions on the proxy card or (iii) if you requested printed proxy materials, by signing and returning the proxy card using the postage-paid envelope provided.

Shares cannot be voted by marking, writing on and/or returning the Notice of Internet Availability of Proxy Materials. Any Notices of Internet Availability of Proxy Materials that are returned will not be counted. If you own shares through a bank, broker or other nominee, please execute your vote by following the instructions provided by such nominee.

By Order of the Board of Directors
MARTIN M. LINDSAY Treasurer

1400 Toastmaster Drive
Elgin, Illinois 60120

2010 ANNUAL MEETING OF STOCKHOLDERS

May 4, 2010
PROXY STATEMENT

GENERAL

This Proxy Statement and the accompanying proxy are furnished to stockholders of The Middleby Corporation (the "Company") in connection with the solicitation of proxies by the Company's Board of Directors (the "Board") for use at the 2010 Annual Meeting of Stockholders (the "Meeting") to be held at the Company's principal executive offices located at 1400 Toastmaster Drive, Elgin, Illinois 60120, at 10:30 a.m., local time, on Tuesday, May 4, 2010, for the purposes set forth in the accompanying Notice of Meeting. The Notice of Internet Availability of Proxy Materials, the Proxy Statement and related materials included herewith, and the Company's Annual Report to Stockholders for the fiscal year ended January 2, 2010 are being distributed or made available to stockholders on or about March 24, 2010.

Stockholders of record at the close of business on March 19, 2010 (the "Record Date") are entitled to notice of and to vote at the Meeting. On such date there were 18,566,337 outstanding shares of common stock, par value $0.01 per share, of the Company ("Common Stock"). In deciding all questions, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share held on the Record Date.

Stockholders who are entitled to vote at the Meeting may vote by proxy pursuant to the following methods: (i) stockholders who own shares in their own name may vote in person at the Meeting by bringing valid photo identification and delivering your proxy card or ballot at the Meeting, or by mail, telephone, pursuant to the instructions on the proxy card or electronically via the Internet, pursuant to the instructions on the Notice of Internet Availability of Proxy Materials or (ii) stockholders who own shares through a bank, broker or other nominee should follow the instructions provided by such nominee.

The election inspectors appointed for the Meeting will determine the presence of a quorum and tabulate the votes cast by proxy or in person at the Meeting. The presence, in person or represented by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. A quorum is necessary for the transaction of business at the Meeting. Abstentions and broker non-votes will be included in determining the presence or absence of a quorum. Generally, broker non-votes occur on a proposal when a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter or when a broker has such discretionary authority but does not exercise such discretion.

The seven nominees for election to the Board who receive the greatest number of votes cast for the election of directors by the shares present, in person or represented by proxy, will be elected to the Board. For the election of directors, abstentions and broker non-votes will have the effect of neither a vote FOR nor a vote AGAINST the nominee and thus will have no effect on the outcome. Approval of the proposal to ratify the Company's appointment of independent public accountants requires the vote of a majority of the votes cast at the Meeting by holders of shares present in person or represented by proxy and entitled to vote at the Meeting. For this proposal, abstentions will be treated as a vote AGAINST approval and broker non-votes will not be counted as votes cast either FOR or AGAINST approval of such proposal, and therefore will not have an effect on the outcome of the vote.

Properly executed proxies will be voted in the manner directed by the stockholders. If no direction is made, such proxies will be voted as follows:

  •
  "Proposal No. 1—Election of Directors"; FOR the election of each of the named nominees as a director of the Company;

  •
  "Proposal No. 2—Ratification of Selection of Independent Public Accountants"; FOR the ratification of the selection of Deloitte & Touche LLP as the Company's independent public accountants for the current fiscal year ending January 1, 2011;

Any proxy may be revoked by the stockholder at any time prior to the voting thereof by notice in writing to the Secretary of the Company, either prior to the Meeting (at the above Elgin address) or at the Meeting if the stockholder attends in person or a later dated proxy will revoke a prior dated proxy. As of the date of this Proxy Statement, the Board of Directors knows of no other business which will be presented for consideration at the Meeting. If other proper matters are presented at the Meeting, however, it is the intention of the proxy holders named in the enclosed form of proxy to take such actions as shall be in accordance with their best judgment.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Seven directors are to be elected by a plurality of the stockholder votes cast at the Meeting to serve until the 2011 Annual Meeting of Stockholders and until their successors shall be duly elected and qualified or until their earlier death, resignation or removal. The following persons have been nominated:

Name	Age	Principal Occupation(s) During Past Five Years and Other Public Directorships	Director of Company or Predecessor Since
Selim A. Bassoul	53	President, Chief Executive Officer, and Chairman of the Board of the Company and its principal subsidiary, Middleby Marshall Inc. ("MM") since December 23, 2004. President and Chief Executive Officer of the Company and MM from 2001 to 2004. Chief Operating Officer of the Company and MM from 2000 to 2001. Group President of Middleby Cooking Systems Group from 1999 to 2000. President of Southbend, a Middleby company, from 1996 to 1999.	2001

Mr. Bassoul's extensive experience at the subsidiary and corporate level of the Company and his day to day leadership as CEO of the Company provide the Board with intimate knowledge and an invaluable perspective regarding the Company's operations, challenges and business strategy.

Robert B. Lamb	68	Clinical Professor of Management at the Leonard N. Stern School of Business at New York University since 1977. Has served as adviser to U.S. and foreign corporations, commercial banks, investment banks and government agencies. Director of Bondholders Communication Corporation. Member of the Board of Editors, The Municipal Finance Journal, since 1985.	2005
		Mr. Lamb's expertise in domestic and international economics provides unique insight into current economic trends and international business opportunities.
Ryan Levenson	34	Principal of Privet Fund Management LLC, 2007 to current. Managing Partner of Haynes Manor Capital, LLC, investment group from 2003 to 2007. Vice President of Business Development of MSI, a subsidiary of Lighten Up, LLC, from 2003 to 2006. Investment Analyst for Cramer, Rosenthal, McGlynn, hedge fund, from 2001 to 2003.	2006

Mr. Levenson's experience in the investment management and investment analysis disciplines provides a unique perspective to the Board regarding business strategy, capital structure and accounting matters.

John R. Miller III	69	Chairman and Chief Executive Officer of E.O.P, Inc., publisher of special market trade magazines since 1968. Director Emeritus of First National Bank of Long Island and its holding company, the First of Long Island Corporation.	1978

Name	Age	Principal Occupation(s) During Past Five Years and Other Public Directorships	Director of Company or Predecessor Since
		Mr. Miller's marketing background and knowledge of diversity issues is valuable in Board discussions regarding new product introductions, overall marketing strategy and employee matters.
Gordon O'Brien	44	President of Specialty Finance and Operations of American Capital Strategies since 2008. Principal and Managing Director of American Capital Strategies from 1998 to 2008. Vice President of Pennington Partners/PENMAN Partners, a private equity firm, from 1995 to 1998. A Board member of numerous private companies as a representative of American Capital Strategies.	2005

Mr. O'Brien's extensive experience with capital markets and acquisition strategy as well as his extensive experience as a director on numerous other boards are valuable in Board discussions regarding the Company's capital structure, liquidity needs and acquisition strategy.

Philip G. Putnam	69	President Highview Associates, Independent Corporate Advisors. Managing Director, Fulcrum Securities from 2008 to 2009. Managing Director, Flagstone Capital, LLC, investment bankers, from 2000 to 2007. Executive Vice President, Brean Murray & Co. Inc., investment bankers, from 1996 to 2000.	1978
		Mr. Putnam's extensive history with the Company and his investment banking and investment analysis experience provides the Board with invaluable insight into ongoing financial and accounting matters.
Sabin C. Streeter	68	Adjunct Professor and Executive-in-Residence at Columbia Business School since 1997. Managing Director and Vice President of Donaldson, Lufkin & Jenrette Securities Corp., investment bankers, from 1976 to 1997.	1987

Mr. Streeter's career as an investment banker and past experience on the Boards of other companies provides the Board with valuable perspective regarding acquisition strategy, financial and accounting issues, as well as employee matters.

Each of the nominees has consented to serve as a director if elected. The Board of Directors knows of no reason why any of the foregoing nominees will be unavailable to serve, but, in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

Vote Required for Approval; Board Recommendation

Nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of directors by the shares present, in person or represented by proxy, will be elected to the Board of Directors. With regard to the election of directors, votes may be cast FOR or withheld AGAINST each nominee. Votes that are withheld will have no effect on the outcome of the election because directors will be elected by a plurality of the votes cast. Stockholders eligible to vote at the Meeting do not have cumulative voting rights with respect to the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" EACH OF THE ABOVE NAMED NOMINEES AS A DIRECTOR OF THE COMPANY.

Committees; Board Meetings

The Board of Directors of the Company (the "Board") held four in-person meetings and two telephonic meetings during the fiscal year ended January 2, 2010, and each director attended at least 75% of all Board and applicable Committee meetings. Although the Company does not have a formal attendance policy, the Company encourages all directors to attend its annual meeting of stockholders. All of the Company's directors at the time attended the 2009 Annual Meeting of Stockholders. Current directors, Messrs. Putnam, Streeter, Miller, O'Brien, Lamb, and Levenson, have been determined by the Board to be "independent directors" as such term is defined under Rule 4200(a)(15) of The Nasdaq Stock Market, Inc. ("Nasdaq"). The Board is comprised of a majority of independent directors. The Company currently has an Audit Committee and a Compensation Committee.

During the fiscal year ended January 2, 2010, the Audit Committee was comprised of Messrs. Putnam (Chairman), Streeter, Lamb, and Levenson, and met four times for the purposes of (i) approving the selection of the Company's independent auditors; (ii) reviewing the arrangements for and scope of the audit and pre-approving permitted non-audit services; (iii) reviewing the Company's interim and annual financial statements or other results of the audit; (iv) reviewing the Company's internal accounting procedures and controls and the recommendations of the Company's independent auditors; and (v) reviewing the external audit process. All of the members of the Audit Committee have been determined by the Board of Directors to be financially sophisticated as required by Nasdaq Rule 4350(d) and to be "audit committee financial experts" as such term is defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC. All of the members of the Audit Committee have been determined by the Board of Directors to meet the additional independence criteria set forth in Nasdaq Rule 4350(d). The Audit Committee has a written charter which was approved by the Board of Directors on March 4, 2003 and modified as of February 25, 2004, and is currently available in the "Investor Relations" section of the Company's website, located at www.middleby.com.

During the fiscal year ended January 2, 2010, the Compensation Committee was comprised of Messrs. Yohe (Chairman), Miller, O'Brien, and Levenson and met three times. Mr. Yohe served as Chairman of the Compensation Committee until his death in October 2009. Mr. Miller served as interim Chairman after such date until he was formally appointed by the Board as Chairman of the Compensation Committee in March 2010. The function of the Compensation Committee is to make recommendations concerning the compensation of the Chairman of the Board, the President and Chief Executive Officer, and other executive officers of the Company. The Compensation Committee is also responsible for administering and making grants to executive officers under the Company's 2007 Stock Incentive Plan and for administering the Company's 1998 Stock Incentive Plan, Management Incentive Compensation Plan and the Executive Officer Incentive Plan. Effective February 14, 2008, the 1998 Stock Incentive Plan expired and, after that date, could no longer be used for grants of any kind. All of the members of the Compensation Committee have been determined by the Board to be independent as defined under applicable Nasdaq listing standards. The Compensation Committee does not have a written charter.

The Board does not have a standing nominating committee or a nominating committee charter that addresses the director nominations process. In fiscal year 2005, the Board considered a recommendation from management of the Company that the Board establish a nominating committee comprised solely of non-employee directors, adopt a nominating committee charter and establish a formal policy for consideration of director candidates submitted by the Company's stockholders. After reviewing management's recommendation, the Board determined that it was not necessary to have a separate nominating committee or a formal policy for consideration of director candidates submitted by the Company's stockholders at that time. See "Requirements and Procedures for Submission of Stockholder Nominations of Director Candidates and Proposals of Security Holders" for further information regarding the procedures for recommending a director nominee for consideration. The Board believes that it can adequately fulfill the functions of a nominating committee without having to appoint an additional committee to perform that function, based upon the limited size of the Board and the current and anticipated operations and needs of the Company.

A majority of the independent directors discuss and evaluate potential director candidates and recommend potential director candidates to the full Board for selection. The full Board then considers the potential director candidates who have been recommended by a majority of the independent directors. Because the Company's stockholders rarely, if ever, have recommended potential director candidates, the Board does not have a formal policy for consideration of potential director candidates recommended by the Company's stockholders, but the Board will give due consideration to any and all such candidates under the same criteria as internally-generated candidates. In selecting director candidates, the Board considers a variety of factors, including, but not limited to, a candidate's demonstrated good character and integrity, experience at strategy/policy setting levels, high level experience in dealing with business organizations, ability and willingness to devote time to the affairs of the Company, financial, technical or other special skills, diversity of viewpoint, opinion and professional experience, business contacts and ability to work effectively with other Board members.

Board Leadership Structure

The business of the Company is managed under the direction of the Board, in the interest of the stockholders. The Board delegates its authority to management for managing the day to day activities of the Company. The Board requires that management review major actions and initiatives with the Board prior to implementation.

The Company believes the positions of Chairman and Chief Executive Officer should currently be held by the same person. The Company has adopted a counterbalancing governance structure, including:

  •
  a designated lead independent director;

  •
  a Board entirely composed of independent members, with the exception of Mr. Bassoul, the Company's CEO;

  •
  committees comprised entirely of independent directors; and

  •
  established governance and ethics guidelines.

Executive sessions of the independent directors are held in conjunction with regularly scheduled meetings of the Board and as otherwise deemed necessary. Until his death in October 2009, Mr. Yohe served as lead independent director of the Board. Mr. O'Brien was formally designated by the Board as its lead independent director in March 2010.

The lead independent director acts as an intermediary between the Board and senior management. Among other things, the lead independent director is responsible for setting the agenda for Board meetings with Board and management input, facilitating communication among directors and between the Board and the CEO, working with the CEO to provide an appropriate information flow to the Board, and serving as chairman of the executive sessions of the independent directors at each formal Board meeting.

Risk Oversight

The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company's risks. The Board regularly reviews information regarding the Company's credit, liquidity and operations, as well as the risks associated with each. The Company's Compensation Committee is responsible for overseeing the management of risks relating to the Company's executive compensation plans and arrangements. The Audit Committee oversees management of financial risks and evaluates the internal control framework of the Company. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

Stockholder Communications With the Board

The Board has adopted the following procedure for stockholders and other interested parties to communicate with the Board. All such communications should be sent by email to the Chairman of the Board at the address found on the Company's website, www.middleby.com, or by regular mail to the Chairman of the Board at the Company's principal executive offices in Elgin, Illinois. The Chairman will collect and organize all such communications, deleting any sales or other solicitations and any communications which contain offensive material. A summary of the communications received will be periodically provided to the Board, which will determine the disposition of any such communication.

2007 Middleby Corporation Common Stock Dividend

On May 3, 2007 the Company's Board of Directors authorized a two-for-one split of the Company's common stock in the form of a stock dividend. The stock dividend was paid on June 15, 2007 to company shareholders of record as of June 1, 2007. The Company's common stock began trading on a split-adjusted basis on June 18, 2007. All references in this proxy statement related to the number of shares owned, grants of restricted stock, grants of stock options, and strike prices associated with option grants have been adjusted to reflect this stock split.

EXECUTIVE OFFICERS

The following is a summary of the professional experience of the executive officers of the Company.

Name	Age	Principal Occupation(s) During Past Five Years
Selim A. Bassoul	53	President, Chief Executive Officer, and Chairman of the Board of the Company and its principal subsidiary, Middleby Marshall Inc. ("MM") since December 23, 2004. President and Chief Executive Officer of the Company and MM from 2001 to 2004. Chief Operating Officer of the Company and MM from 2000 to 2001. Group President of Middleby Cooking Systems Group from 1999 to 2000. President of Southbend, a Middleby company, from 1996 to 1999.
Timothy J. FitzGerald	40
		Vice President and Chief Financial Officer of the Company and MM since May 2003. Vice President and Corporate Controller of the Company and MM from February 2000 to May 2003. Corporate Controller of the Company and MM from November 1998 to May 2003.
David Brewer	53
		Chief Operating Officer of the Company since March 2009. President, Pitco Frialator, Inc. from July 2007 to March 2009. President, Lantech North America, from June 2005 to July 2007. Vice President of Global Supply Chain, YUM!, from March 2002 to June 2005.
Martin M. Lindsay	45	Corporate Treasurer and Assistant Secretary of the Company and MM since February 2002. Assistant Treasurer of the Company and MM from March 1999 to February 2002.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

The following Compensation Discussion and Analysis describes the material elements of compensation for The Middleby Corporation executive officers identified in the Summary Compensation Table as the "Named Executive Officers".

The Board has a Compensation Committee (the "Committee") which, during the course of 2009, was composed of the following outside directors, each of whom is "independent" in accordance with the governance rules of the Nasdaq Stock Market: Robert L. Yohe, Chairman, Ryan Levenson, Gordon O'Brien and John R. Miller III. As previously noted, Mr. Yohe served as Chairman until his death in October 2009. Mr. Miller served as interim Chairman after such date until he was formally appointed by the Board as Chairman of the Compensation Committee in March 2010. The Committee is appointed by, and responsible to, the Board for making recommendations to the Board, and approving where appropriate, all matters related to executive and non-employee director compensation.

Middleby Business Environment

The Middleby Corporation is a global leader in the foodservice equipment industry. The Company develops, manufactures, markets and services a broad line of equipment used for commercial food cooking, preparation and processing. The Company's leading equipment brands serving the commercial foodservice industry include Anets®, Blodgett®, Blodgett Combi®, Blodgett Range®, Bloomfield®, CTX®, Carter Hoffmann®, Cooktek®, Doyon®, frifri®, Giga®, Holman®, Houno®, Jade®, Lang®, MagiKitch'n®, Middleby Marshall®, Nu-Vu®, Pitco Frialator®, Southbend®, Star®, Toastmaster®, Turbochef® and Wells®. The Company's leading brands serving the food processing industry include, Alkar®, RapidPak®, and MP Equipment®. The Middleby Corporation was recognized by Business Week as one of the Top 100 Hot Growth Companies of 2007, 2008, and 2009.

Compensation Committee Structure

The Committee is currently comprised of three directors, named above, and at all times will consist of two or more persons, each of whom shall be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986 (the "Code"). The Committee includes a chairperson, makes rules and regulations for the conduct of its business as it deems advisable and keeps minutes of Committee meetings. All determinations of the Committee are made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may delegate to one or more of its members or to one or more agents such duties as it may deem advisable, and the Committee or any person to whom it has delegated duties may employ the services of one or more individuals to render advice with respect to any responsibility of the Committee.

For additional information on the members, structure, scope of authority and operation of the Committee, see "Committees; Board Meetings" and "Proposal 1—Election of Directors."

The Committee makes all decisions over total compensation for Named Executive Officers and other members of senior management, which involves decisions regarding base salary, annual cash-based incentive plan bonuses, and long term equity incentive plan awards. The Committee's recommendations for compensation arrangements of Mr. Bassoul, our Chairman of the Board, Chief Executive Officer and President (the "CEO"), are presented to the full Board for approval.

Compensation Programs Objectives

The Company's compensation and benefits programs are influenced by the Company's business culture and are designed to maximize strategic Company goals. The Company's compensation program objectives are as follows:

  •
  Attract and Retain Executive Talent—The Committee intends to provide compensation packages that will attract and retain qualified executive talent and deliver increasing rewards for extraordinary performance.

  •
  Link Executive Compensation with Operating Performance—The Committee structures a portion of the compensation for Named Executive Officers and senior management to vary with the Company's financial and operating performance. This requires that a significant portion of an executive's annual compensation is "at-risk" and linked to the achievement of both corporate and individual goals, in order to increase stockholder value.

  •
  Link Executive Long-Term Incentive Compensation with Stockholder Interests—The Committee believes that granting long term equity based awards using stock options, restricted stock, stock appreciation rights, or performance stock, aligns the interests of Company executives with those of stockholders through stock ownership and furthers the Company's goal of executive retention by using time-based vesting of equity awards in certain cases. In 2009, the Committee changed certain of the performance goals necessary for our Named Executive Officers to earn long term equity based incentives. See the discussion of "Long Term Equity Based Incentive Programs" below.

  •
  Performance-Based Compensation to Comply with Section 162(m) of the Internal Revenue Code—Performance-based compensation provided to the Named Executive Officers subject to Section 162(m) should comply with the requirements that qualify the compensation as tax deductible to the Company, unless the Company determines under particular circumstances that it is in the Company's best interest to provide compensation that is not tax deductible.

Compensation Decision-Making Process

The CEO annually reviews the operating performance of each executive officer. Elements of executive reviews include an analysis of actual operating performance versus pre-determined operating performance targets, measures taken to improve efficiency of operations within the executive's area of responsibility and assessment of the executive's commitment to the Company's core operating principles. Based on the CEO review, the CEO develops a recommendation to the Committee for each executive's annual base salary, annual performance incentive plan structure, and the basis for long term equity-based grants. The Committee uses the same methodology to establish the annual base salary and performance-based bonus structure of the CEO.

With respect to annual cash bonus awards, the Committee determines the minimum amount of operating performance that must be achieved each year in order for an annual performance bonus to be paid. Target levels are set to be in line with the Company's annual budget and are presented by the CEO to the Board for review and approval. The total compensation of Named Executive Officers and senior management of the Company are set at levels intended to be competitive with amounts paid to executive officers and senior managers with comparable qualifications, experience, and responsibilities at other businesses of similar type or market capitalization, with an emphasis on pay for performance. The Compensation Committee, however, does not benchmark compensation against that of other companies.

The Elements of the Company's Compensation Program

The Company's compensation program is divided into three elements: (1) base salary, (2) annual performance incentive programs and (3) long term equity-based incentive programs.

Base Salary

The base salary element of the compensation program sets executive base salaries at levels estimated to be below that of the median for executives in comparable positions at other similarly sized companies. Annual non-executive salary increases are budgeted based on the current business environment and the individual's level of responsibility and merit within the Company. For 2009, the Company discontinued a salary freeze for employees of all Middleby Corporation operating companies and granted salary increases for all Middleby employees. In making the salary decisions for the Named Executive Officers in 2009, the Committee considered management's success in maintaining high profit margins and generating high amounts of free cash flow in the face of difficult economic conditions, both for our industry generally and in the broader economy, as well as the fact that salary increases had not been provided in recent years. The table below sets forth the base salary levels and associated changes for Named Executive Officers for the 2009 fiscal year.

Named Executive Officer	2008 Base Salary	2009 Base Salary	% Change
Selim A. Bassoul	$900,000	$1,000,000	11%
Timothy J. FitzGerald	$300,000	$400,000	33%
David Brewer	$300,000	$400,000	33%
Martin M. Lindsay	$105,000	$140,000	33%

Annual Performance-Based Incentive Programs

Management Incentive Compensation Plan

The Management Incentive Compensation Plan ("MICP") is intended to provide an incentive for superior performance and to motivate eligible employees ("MICP Participants") toward the highest level of achievement and business results, to tie their goals and interests to those of the Company and its stockholders, and to enable the Company to attract and retain highly qualified executive officers. Each of the Named Executive Officers is eligible to participate in the MICP if selected by the Committee for participation, and all of the Named Executive Officers participated in the MICP in 2009.

Payment of MICP bonuses are made subject to the attainment of pre-established written performance goals approved by the Committee prior to the 90th day following the beginning of the Company's fiscal year. For 2009, the performance goals were based upon attaining certain levels of earnings before interest, taxes, depreciation, and amortization ("EBITDA") for the fiscal year. The Named Executive Officers had the opportunity to earn bonuses under the MICP based on the following:

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  A minimum EBITDA goal that must be achieved prior to the payment of the MICP Participant's target MICP bonus. The MICP will not pay bonuses to MICP Participants if actual EBITDA performance is below the minimum EBITDA goal.

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  Tiered performance goals above the minimum EBITDA goal, which if met lead to an incrementally higher annual bonus.

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  A maximum EBITDA that, if achieved or surpassed will result in the payment of the maximum MICP bonus available to the MICP Participant. For 2009 the EBITDA goal resulting in maximum pay for maximum performance was equal to a 6.1% increase in EBITDA over the prior year's results for Messrs. Bassoul, FitzGerald and Lindsay; Mr. Brewer did not meet sales growth targets relating to the Middleby National Sales organization and a MICP bonus was not paid as a result.

The amount of the MICP bonus for MICP Participants at each EBITDA performance goal level is consistent with that individual's role and responsibility within the Company. The Grants of Plan-Based Awards Table below shows the amounts which could have been earned by the Named Executive Officers under the MICP at target and maximum performance.

EBITDA is determined by the Committee in accordance with Generally Accepted Accounting Principles, subject to adjustment to reflect the impact of specific extraordinary items not reflected in the MICP Participant goals. Under the MICP, the EBITDA calculation does not include foreign exchange gains/losses and does include all bonuses and incentive compensation payable, including MICP payments, to Company employees for the applicable year.

Payments of MICP bonuses, if any, are made after the completion of the Company's fiscal year end audit and only after the Committee certifies, in writing, that the EBITDA goals with respect to which MICP payments are to be made have been attained. The bonus awarded to each Named Executive Officer in respect of 2009 performance under the MICP is reflected in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table below. MICP payments related to the 2009 fiscal year for Messrs. Bassoul and Fitzgerald were the result of achieving predetermined MICP EBITDA targets related to the financial performance of all of The Middleby Corporation's operating entities. Mr. Brewer did not receive MICP payments related to the 2009 fiscal year as a result of his operating subsidiaries not achieving the predetermined MICP target goals described above due to a difficult 2009 economic environment.

Stock ownership requirement.    The MICP plan supports the Company's desire for Named Executive Officers and senior executives to maintain a minimum percentage of base salary in the form of Middleby Corporation common stock ownership. Unexercised stock options are not considered in calculating the stock ownership requirement. The base salary percentages are set by the Committee annually and are set at levels consistent with the individual's level of responsibility within the Company. If an MICP Participant meets or exceeds their stock ownership requirement, then they are eligible to receive 100% of their MICP bonus. If an MICP Participant does not meet his stock ownership requirement, then a maximum of one-third of their MICP bonus will be used to purchase common stock on the MICP Participant's behalf.

Stock ownership requirements of the Named Executive Officers as of January 2, 2010 are as follows:

Named Executive Officer	Stock Ownership Requirement (multiple of base salary)	Stock Ownership Requirement (shares)	Actual Stock Ownership (shares)
Selim A. Bassoul	3 × base salary	61,200	910,620	(1)
Timothy J. FitzGerald	2 × base salary	16,320	265,462	(2)
David Brewer	2 × base salary	16,320	20,000
Martin M. Lindsay	2 × base salary	5,712	26,463	(3)

Footnotes:

(1)
Does not include 591,092 vested unexercised options.

(2)
Does not include 29,992 vested unexercised options.

(3)
Does not include 20,600 vested unexercised options.

Executive Officer Incentive Plan

The Executive Officer Incentive Plan ("EOIP") is an annual cash-based incentive plan that operates with the purpose of reinforcing corporate, organizational and business development goals; to promote the achievement of year-to-year financial and other core business objectives; and to reward the performance of the Company's key employees in fulfilling their individual responsibilities. The EOIP provides an essential component of the total compensation package offered to Named Executive Officers and key employees. It reflects the importance placed by the Company on motivating employees to achieve superior results over the long term and paying employees based on that kind of achievement.

EOIP awards are granted to those Named Executive Officers and other key employees (the "EOIP Participants") of the Company who are selected to participate by the Committee in its sole discretion. In determining the EOIP Participants to whom EOIP awards are granted, the Company considers key employees who exhibit extraordinary performance in achieving year-to-year financial goals and further exceed the core business objectives of the Company. For 2009, the Mr. Bassoul and Mr. FitzGerald participated in the EOIP.

At the beginning of each performance period the Committee will establish performance goals applicable to the EOIP award. Performance goals may include a threshold level of performance below which an EOIP bonus will not be earned, levels of performance at which a specified EOIP bonus will be earned, and a maximum level of performance beyond which no additional EOIP bonus will be earned. For 2009, the performance goals selected by the Committee related to earnings per share. The EOIP Participant could earn a target bonus amount in the event of an increase in EPS of 10% over the prior year's result. For 2009, the performance thresholds of the EOIP were not satisfied and, as a result, a 2009 EOIP bonus was not paid.

Payment of an EOIP award is made only if performance goals as specified by the Committee are attained and if the EOIP Participant is employed by the Company on the last day of the applicable performance period. Under the terms of the plan, an EOIP award to an EOIP participant for a performance period may not exceed $4.5 million. The Committee may, in its sole discretion, decrease the amount payable to an EOIP participant upon achievement of performance goals, but in no event may the Committee increase the EOIP amount otherwise payable to the EOIP participant.

Long Term Equity-Based Incentive Programs

The 2007 Stock Incentive Plan (the "2007 Plan") is an equity-based incentive plan that encourages Named Executive Officers, Board members and senior management of the Company and its subsidiaries to have common stock ownership in the Company and further aligns the interests of Named Executive Officers, Board members and senior management with those of stockholders. The Committee is authorized to make grants of stock options, stock appreciation rights, restricted stock or performance stock under the 2007 Plan.

Generally, the Compensation Committee determines the overall size of the long-term incentive award for each executive officer, including the CEO and CFO, and makes an equity grant at one of its regularly-scheduled quarterly meetings. The CEO will make recommendations to the Compensation Committee regarding award levels for executive officers other than the CFO. However, the Compensation Committee may also make grants at varying times of the year, generally in connection with new employment arrangements or promotions, or based on the availability of shares under Company's stockholder-approved long-term equity compensation plans. The Compensation Committee has made such awards without regard to the release of the Company's financial results for the year or the release of any other material non-public information.

On December 29, 2009, the Compensation Committee cancelled 335,614 restricted shares granted in 2007 and 2008 to our employees, including the Named Executive Officers, that were subject to vesting based on the achievement of specified stock price targets. These restricted shares were granted at a time when the Company's stock price traded in the $45 to $75 range, and the terms of the restricted stock awards required that our stock price be between $61.25 and $107.00 on specified dates for such restricted shares to vest. As a result of the downturn in the financial markets as a whole, which resulted in a significant decrease in our stock price, the Compensation Committee determined that these awards would no longer serve the goal of appropriately incentivizing and compensating our employees, including the Named Executive Officers, and that the Named Executive Officers and other employees would be required to take inordinate risks to have a possibility of achieving the specified stock price targets, which would not be in the long-term interests of the Company or its shareholders.

If the restricted stock awards had remained outstanding, the Company would have been required to continue to record compensation expense between 2010 and 2013 relating to the awards under FASB ASC Topic 718, whether or not the awards vested. In addition, the Company recorded or would record deferred tax assets associated with the expected deduction that the Company would be permitted to take upon the vesting of the awards. To the extent the awards did not vest, this asset would have been required to be written off, resulting in a tax expense to the Company at the measurement date for each restricted share that did not vest. Therefore, the Compensation Committee determined that canceling the restricted stock awards, rather than allowing them to remain outstanding, was beneficial to the Company and would avoid unnecessary adverse financial impact to the Company.

Accordingly, the Compensation Committee determined to cancel these restricted shares and to grant new restricted shares to certain executives, including the Named Executive Officers, that will vest based on the achievement of specified return on equity measures (ROE). The Compensation Committee determined that providing for the vesting of awards upon the achievement of return on equity measures would reward these executives on the basis of financial performance thresholds that were within their direct control, as opposed to stock price thresholds which could be influenced by external factors. The specific vesting and performance conditions that apply to the restricted stock awards made to the Named Executive Officers in 2009 are set forth below. These awards are also shown in the table below entitled Grants of Plan-Based Awards for 2009.

Named Executive Officer	Vesting Period(1)	ROE Required to Vest	Measurement Date	Vesting Date	Number Vesting
Selim A. Bassoul	January 3, 2010— January 1, 2011	10%	No later than March 10, 2011	March 15, 2011	131,095
	January 3, 2010— January 1, 2011	12%	No later than March 10, 2011	March 15, 2012	26,219
Timothy J. FitzGerald	January 3, 2010— January 1, 2011	10%	No later than March 10, 2011	March 15, 2011	67,500
	January 3, 2010— January 1, 2011	12%	No later than March 10, 2011	March 15, 2012	13,500
David Brewer	January 3, 2010— January 1, 2011	10%	No later than March 10, 2011	March 15, 2011	6,667
	January 3, 2010— January 1, 2011	12%	No later than March 10, 2011	March 15, 2012	1,333
Martin M. Lindsay	January 3, 2010— January 1, 2011	10%	No later than March 10, 2011	March 15, 2011	4,083
	January 3, 2010— January 1, 2011	12%	No later than March 10, 2011	March 15, 2012	817

(1)
If the applicable ROE percentages are not met for the 2010 fiscal year, as measured in March 2011, the measurement will take place again on March 10, 2012 for the 2011 fiscal year, using the same ROE percentages as were used for the 2010 fiscal year, and if the ROE measurements are met for the 2011 fiscal year, the awards will vest on March 15, 2012, to the extent then unvested.

No Backdating.    The Company does not backdate options or grant options retroactively. All grants to any Company employee are approved by the Committee and are presented to the full Board for final approval. The exercise price of an option is set at the fair market value of the underlying Common Stock, which is equal to the closing market price of such stock on the date of grant and this method has been consistently applied.

Pension Plans and Post-Employment Benefits

Pursuant to his employment agreement, the CEO is entitled to a nonqualified defined benefit pension benefit as follows: Upon the CEO's retirement on or after the date on which he attains the age of 55 (the "Age 55 Retirement Benefit"), but in no event prior thereto, he shall be fully vested in a monthly retirement benefit equal to one-twelfth of 50% of his then current base salary, payable for the remainder of his life. If the CEO retires after the date on which he attains the age of 60 (the "Age 60 Retirement Benefit"), he shall be fully vested in a monthly retirement benefit equal to one-twelfth of 62.5% of his then current base salary, in lieu of the Age 55 Retirement Benefit, payable for the remainder of his life. If the CEO retires after the date on which he attains the age of 65, he shall be fully vested in a monthly retirement benefit equal to one-twelfth of 75% of his then current base salary, in lieu of the Age 55 Retirement Benefit and the Age 60 Retirement Benefit, payable for the remainder of his life. The estimated monthly retirement benefit payable to the CEO based on his compensation level as of January 2, 2010 would be $41,667 at the retirement age of 55, $52,083 at the retirement age of 60, and $62,500 at the retirement age of 65.

The CEO and his dependents are entitled to continue to participate in all health and medical plans and programs which the Company maintains for its senior executives and their families for life, subject to any Medicare coverage being the primary coverage.

Perquisites

The Named Executive Officers and senior executives of the Company are offered limited perquisites. In general, executives in sales oriented positions are offered an automobile expense reimbursement that varies by individual, but in no event exceeds ten thousand dollars per fiscal year. The CEO is provided the use of a Company automobile, with the associated income taxes added to annual income, and is reimbursed for the cost of annual income tax planning services.

2010 Compensation Decisions

On March 1, 2010, the Company entered into an amended and restated employment agreement with Mr. FitzGerald, who has served as our Chief Financial Officer since May 2003. The employment agreement provides for a three year term and supersedes our prior agreement with Mr. FitzGerald which was scheduled to expire on March 1.

The employment agreement provides for the base salary of $400,000 established by the Committee for Mr. FitzGerald, as discussed above. In addition, Mr. Fitzgerald is eligible to earn an annual incentive bonus under the MICP (or successor plan adopted by the Company from time to time), subject to all terms and conditions thereof, based on the achievement of performance targets established in the sole discretion of the Company.

The employment agreement contains termination provisions that are substantially similar to those that previously applied to Mr. FitzGerald under his prior agreement, except that Mr. FitzGerald will be entitled to a lump sum payment equal to three times (as opposed to two times) the sum of: (a) his annual base salary for the full calendar year immediately prior to the date of termination and (b) the greater of (i) the amount of his annual bonus paid under the Company's Management Incentive Plan with respect to the full calendar year immediately prior to the year of termination and (ii) the average of the annual bonuses paid to him under the Management Incentive Plan for each of the two calendar years immediately prior to the year of termination if the Company terminates Mr. FitzGerald's employment without "cause" (as defined in the employment agreement), or if Mr. FitzGerald terminates his employment within six months following a "change in control" of the Company (as defined in the employment agreement). Further details regarding the termination provisions of the employment agreement are provided below under the caption "Potential Payments Upon Termination or Change in Control".

The Committee determined that it was in the best interests of the Company to retain Mr. FitzGerald's services for at least another three years, based on his exemplary performance during his tenure with the Company. In the past five years, Mr. FitzGerald has been instrumental in the Company's acquisition of 14 new businesses. In addition, Mr. FitzGerald effectively functions as our head of business development in addition to his role as CFO. The Committee determined that given Mr. FitzGerald's role and responsibility with the Company, it was appropriate to provide him with a severance multiple that is the same as that provided to our CEO.

Accounting and Tax Implications of Executive Compensation

Current federal tax law imposes an annual individual limit of $1 million on the deductibility of the Company's compensation payments to the CEO and its three other most highly compensated executive officers other than the CFO. Performance-based compensation that satisfies the conditions of Section 162(m) of the Code is excluded for purposes of this limitation. The 2009 awards made to the CEO and the other executive officers pursuant to the MICP, as well as the awards made pursuant to the EOIP to the CEO and CFO, were subject to, and made in accordance with, the Committee's pre-established performance goals. The 2009 restricted stock grants described above were designed to comply with the requirements of Section 162(m) of the Code. The Compensation Committee reserves the right to pay compensation that may be non-deductible to the Company if it determines that it would be in the best interests of the Company.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee, comprised of independent directors, reviewed and discussed the above Compensation Discussion and Analysis ("CD&A") with the Company's management. Based on the review and discussions, the Compensation Committee recommends to the Company's Board of Directors that the CD&A be included in these proxy materials.

The Compensation Committee John R. Miller III, Chairman, Ryan Levenson and Gordon O'Brien

SUMMARY COMPENSATION TABLE FOR FISCAL YEAR 2009

The following table sets forth information concerning the annual and long-term compensation for services to the Company in all capacities received by the following persons who are collectively referred to as the Company's "Named Executive Officers": (i) the Chief Executive Officer of the Company, (ii) the Chief Financial Officer of the Company and (iii) the two other executive officers of the Company (other than the Chief Executive Officer and the Chief Financial Officer) in respect of fiscal years 2009, 2008, and 2007, respectively, to the extent such person was a Named Executive Officer in the applicable fiscal year.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)		Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)		Change in Pension Value and NonQualified Deferred Compensation Earnings ($)(8)	All Other Compensation ($)		Total ($)
Selim A. Bassoul	2009	1,000,000	—	7,525,902	(5)	—	3,500,000	(2)	1,299,722	48,322	(9)	13,373,946
Chairman of the Board,	2008	900,000	200,000	2,578,500	(6)	—	8,000,000	(3)	1,169,561	53,882		12,901,943
President and Chief	2007	900,000	—	8,820,313	(7)	—	5,510,445	(4)	1,087,104	55,438		16,373,300
Executive Officer
Timothy J. FitzGerald	2009	400,000	—	3,875,040	(10)	—	600,000	(13)	—	1,730	(16)	4,876,770
Vice President and Chief	2008	300,000	—	1,719,000	(11)	—	1,348,490	(14)	—	6,244		3,373,734
Financial Officer	2007	300,000	—	3,000,488	(12)	—	935,074	(15)	—	6,105		4,241,667
David Brewer(23)	2009	400,000	—	382,720	(17)	—	—		—	1,194	(19)	783,914
Chief Operating Officer	2008	300,000	—	717,660	(18)	—	—		—	3,816		1,021,476
	2007	—	—	—		—	—		—	—		—
Martin M. Lindsay(24)	2009	140,000	—	234,416	(20)	—	115,000	(21)		1,502	(22)	490,918
Corporate Treasurer	2008	—	—	—		—	—		—	—		—
	2007	—	—	—		—	—		—	—		—

(1)
In accordance with recent changes to the SEC's disclosure rules, the respective amounts reported in the "Option Awards" and "Stock Awards" columns of the table for 2009, 2008 and 2007 reflect the fair value on the grant date of the option and stock awards granted to our Named Executive Officers during 2009, 2008 and 2007, respectively, determined in accordance with FASB ASC Topic 718. For a discussion of the assumptions used to calculate these amounts, please refer to, as applicable, the "Notes to Consolidated Financial Statements", Note (3)—"Summary of Significant Accounting Policies", Note (p)—"Non-Cash Share-Based Compensation", included in the Company's 2009 Annual Report on Form 10-K as filed with the SEC on March 3, 2010 and Note (4)—"Summary of Significant Accounting Policies", Note (o)—"Share Based Compensation", included in the Company's 2008 Annual Report on Form 10-K as filed with the SEC on March 4, 2009 and the Company's 2007 Annual Report on Form 10-K as filed with the SEC on February 27, 2008.

(2)
Mr. Bassoul's 2009 Non-Equity Incentive Plan Compensation consists of $3,500,000 paid under the Management Incentive Compensation Plan. Details of this incentive plan are outlined in the Compensation Discussion and Analysis, under the heading "Annual Performance-Based Incentive Programs".

(3)
Mr. Bassoul's 2008 Non-Equity Incentive Plan Compensation consists of $3,500,000 paid under the Management Incentive Compensation Plan and $4,500,000 paid under the Executive Officer Incentive Plan. Details of both incentive plans are outlined in the Compensation Discussion and Analysis, under the heading "Annual Performance-Based Incentive Programs".

(4)
Mr. Bassoul's 2007 Non-Equity Incentive Plan Compensation consists of $3,500,000 paid under the Management Incentive Compensation Plan and $2,010,445 paid under the Executive Officer Incentive Plan. Details of both incentive plans are outlined in the Compensation Discussion and Analysis, under the heading "Annual Performance-Based Incentive Programs".

(5)
Represents a grant of 157,314 shares of restricted stock to Mr. Bassoul on December 29, 2009, which vests in two tranches, each subject to performance and time-based vesting requirements. 131,095 shares will vest in Tranche 1 on March 15, 2011 if the Company has achieved a Return on Equity (as defined in the award agreement) of 10% for the fiscal 2010 period. 26,219 shares will vest in Tranche 2 on January 1, 2012 (as measured on March 10, 2011) if the Company has achieved a Return on Equity of 12% for the same fiscal 2010 period. If the fiscal 2010 Return on Equity criteria is not met (as measured on March 10, 2011), the restricted stock will vest on March 15, 2012, based on achievement of the same Return on Equity criteria for the fiscal 2011 period. If the Return on Equity criteria are not met for the fiscal 2010 or 2011 period, the restricted stock will be forfeited.

Additionally, on December 29, 2009, the Board approved the cancellation of the unvested portion of restricted stock first scheduled to vest at specified Common Stock prices on January 1, 2008, January 1, 2009, and January 1, 2010 pursuant to Restricted Stock Agreements with Mr. Bassoul. As a result of this cancellation, Mr. Bassoul forfeited 157, 314 unvested restricted shares.

(6)
Represents a grant of 90,000 shares of restricted stock to Mr. Bassoul on May 27, 2008, which was scheduled to vest in 25% increments annually beginning January 1, 2009 with the final vesting period on January 1, 2012. Vesting was contingent on the 30 day average closing price of the Common Stock being at or above $61.23 between January 1, 2009 and January 1, 2012 ("2009 Tranche"), at or above $67.35 between January 1, 2010 and January 1, 2013 ("2010 Tranche"), at or above $74.08 between January 1, 2011 and January 1, 2014 ("2011 Tranche"), and at or above $81.49 between January 1, 2012 and January 1, 2015 ("2012 Tranche"). As a result of the December 29, 2009 cancellation, as approved by the Board, the 2009 and 2010 Tranches totaling 45,000 restricted shares were cancelled. The grant date fair value of the May 27, 2008 award prior to adjusting for the December 29, 2009 cancellation was $5,157,000.

(7)
Represents two separate 2007 grants to Mr. Bassoul:

A March 8, 2007 grant of 139,000 shares of restricted stock to Mr. Bassoul, which was scheduled to vest in seven equal installments if the 30 day average closing price of Common Stock is at or above $62.50 between January 1, 2008 and January 1, 2011 ("2008 Tranche"), at or above $70 between January 1, 2009 and January 1, 2012 ("2009 Tranche"), at or above $77.50 between January 1, 2010 and January 1, 2013("2010 Tranche"), at or above $87.50 between January 1, 2011 and January 1, 2014 ("2011 Tranche"), at or above $100 between January 1, 2012 and January 1, 2015("2012 Tranche"), at or above $100 between January 1, 2013 and January 1, 2016 ("2013 Tranche") and at or above $100 between January 1, 2014 and January 1, 2017 ("2014 Tranche"). As a result of the December 29, 2009 cancellation, as approved by the Board, the 2009 and 2010 Tranches totaling 39,714 restricted shares were cancelled.

A May 7, 2007 grant of 121,000 shares of restricted stock to Mr. Bassoul, which was scheduled to vest in 20% increments annually beginning January 1, 2008 with the final vesting period on January 1, 2012. Vesting was to occur in five annual installments if the 30 day average closing price of Common Stock is at or above $75 between January 1, 2008 and January 1, 2011 ("2008 Tranche"), at or above $80 between January 1, 2009 and January 1, 2012 ("2009 Tranche"), at or above $85 between January 1, 2010 and January 1, 2013 ("2010 Tranche"), at or above $92.50 between January 1, 2011 and January 1, 2014 ("2011 Tranche") and at or above $100 between January 1, 2012 and January 1, 2015 ("2012 Tranche").. As a result of the December 29, 2009 cancellation, as approved by the Board, the 2008, the 2009 and 2010 Tranches totaling 72,600 restricted shares were cancelled.

The grant date fair value of the 2007 awards prior to adjusting for the December 29, 2009 cancellations was $15,974,060.

(8)
Mr. Bassoul is entitled to a nonqualified defined benefit pension benefit as follows: upon Mr. Bassoul's retirement on or after the date on which he attains the age of 55, but before the date on which he attains the age of 60 (the "Age 55 Retirement Benefit"), he shall be fully vested in a monthly retirement benefit equal to one-twelfth of 50% of his then current base salary, payable for the remainder of his life. If Mr. Bassoul retires on or after the date on which he attains the age of 60, but prior to the date on which he attains the age of 65 (the "Age 60 Retirement Benefit"), he shall be fully vested in a monthly retirement benefit equal to one-twelfth of 62.5% of his then current base salary, in lieu of the Age 55 Retirement Benefit, payable for the remainder of his life. If Mr. Bassoul retires on or after the date on which he attains the age of 65, he shall be fully vested in a monthly retirement benefit equal to one-twelfth of 75% of his then current base salary, in lieu of the Age 55 Retirement Benefit and Age 60 Retirement Benefit, payable for the remainder of his life. The present value of accumulated pension benefits assumes a retirement age of 55, an interest rate of 6.00%, retirement income of $1.65 million, and a length of pension payout of 30 years.

(9)
All Other Compensation amounts in 2009 for Mr. Bassoul include $30,000 in director's fees for services to the Company and its subsidiaries, $16,151 for a Company-provided automobile, a $1,375 Company contribution to a health savings account, and $796 of Company paid life insurance premiums. The incremental cost to the Company with respect to the Company-owned automobile provided to Mr. Bassoul is estimated to be less than the $16,151 included in the table, which represents the taxable income imputed to Mr. Bassoul for his personal use of the automobile.

(10)
Represents a grant of 81,000 shares of restricted stock to Mr. FitzGerald on December 29, 2009, which vests in two tranches, each subject to performance and time-based vesting requirements. 67,500 shares will vest in Tranche 1 on March 15, 2011 if the Company has achieved a Return on Equity (as defined in the award agreement) of 10% for the fiscal 2010 period. 13,500 shares will vest in Tranche 2 on January 1, 2012 (as measured on March 10, 2011) if the Company has achieved a Return on Equity of 12% for the same fiscal 2010 period. If the fiscal 2010 Return on Equity criteria is not met (as measured on March 10, 2011), the restricted stock will vest on March 15, 2012, based on achievement of the same Return on Equity criteria for the fiscal 2011 period. If the Return on Equity criteria are not met for the fiscal 2010 or 2011 period, the restricted stock will be forfeited.

Additionally, on December 29, 2009, the Board approved the cancellation of the unvested portion of restricted stock first scheduled to vest at specified Common Stock prices on January 1, 2008, January 1, 2009, and January 1, 2010 pursuant to Restricted Stock Agreements with Mr. FitzGerald. As a result of this cancellation, Mr. FitzGerald forfeited 81,000 unvested restricted shares.

(11)
Represents a grant of 60,000 shares of restricted stock to Mr. FitzGerald on May 27, 2008, which was scheduled to vest in 25% increments annually beginning January 1, 2009 with the final vesting period on January 1, 2012. Vesting was to occur if the 30 day average closing price of Common Stock is at or above $61.23 between January 1, 2009 and January 1, 2012 ("2009 Tranche"), at or above $67.35 between January 1, 2010 and January 1, 2013 ("2010 Tranche"), at or above $74.08 between January 1, 2011 and January 1, 2014 ("2011 Tranche"), and at or above $81.49 between January 1, 2012 and January 1, 2015 ("2012 Tranche").. As a result of the December 29, 2009 cancellation, as approved by the Board, the 2009 and 2010 Tranches totaling 30,000 restricted shares were cancelled. The grant date fair value of the May 27, 2008 award prior to adjusting for the December 29, 2009 cancellation was $3,438,000.

(12)
Represents two separate 2007 grants to Mr. FitzGerald:

A March 8, 2007 grant of 45,000 shares of restricted stock to Mr. FitzGerald, which was scheduled to vest in 20% increments annually beginning January 1, 2008 with the final vesting period on January 1, 2014. Vesting was to occur in five annual installments if the 30 day average closing price of Common Stock is at or above $62.50 between January 1, 2008 and January 1, 2011 ("2008 Tranche"), at or above $70 between January 1, 2009 and January 1, 2012 ("2009 Tranche"), at or above $77.50 between January 1, 2010 and January 1, 2013 ("2010 Tranche"), at or above $87.50 between January 1, 2011 and January 1, 2014 ("2011 Tranche") and at or above $100 between January 1, 2012 and January 1, 2015 ("2012 tranche"). As a result of the December 29, 2009 cancellation, as approved by the Board, the 2009 and 2010 Tranches totaling 18,000 restricted shares were cancelled.

A May 7, 2007 grant of 55,000 shares of Restricted Stock to Mr. FitzGerald, which was scheduled to vest in 20% increments annually beginning January 1, 2008 with the final vesting period on January 1, 2012. Vesting was to occur in five annual installments if the 30 day average closing price of Common Stock is at or above $75 between January 1, 2008 and January 1, 2011 ("2008 Tranche"), at or above $80 between January 1, 2009 and January 1, 2012 ("2009 Tranche"), at or above $85 between January 1, 2010 and January 1, 2013 ("2010 Tranche"), at or

  above $92.50 between January 1, 2011 and January 1, 2014 ("2011 Tranche") and at or above $100 between January 1, 2012 and January 1, 2015 ("2012 Tranche"). As a result of the December 29, 2009 cancellation, as approved by the Board of Directors of the Company, the 2008, the 2009 and 2010 tranches totaling 33,000 restricted shares were cancelled.

  The grant date fair value of the 2007 awards prior to adjusting for the December 29, 2009 cancellations was $6,249,300.

(13)
Mr. FitzGerald's 2009 Non-Equity Incentive Plan Compensation consisted of $600,000 that was paid out of the Management Incentive Compensation Plan. Details of such plan are outlined in the Compensation Discussion and Analysis, under the heading "Annual Performance-Based Incentive Programs".

(14)
Mr. FitzGerald's 2008 Non-Equity Incentive Plan Compensation consisted of $600,000 that was paid out of the Management Incentive Compensation Plan and $748,490 that was paid out of the Executive Officer Incentive Plan. Details of both incentive plans are outlined in the Compensation Discussion and Analysis, under the heading "Annual Performance-Based Incentive Programs".

(15)
Mr. FitzGerald's 2007 Non-Equity Incentive Plan Compensation consisted of $600,000 that was paid out of the Management Incentive Compensation Plan and $335,074 that was paid out of the Executive Officer Incentive Plan. Details of both incentive plans are outlined in the Compensation Discussion and Analysis, under the heading "Annual Performance-Based Incentive Programs".

(16)
All Other Compensation amounts in 2009 for Mr. FitzGerald include a $1,375 Company contribution to a health savings account, and $355 in Company paid life insurance premiums.

(17)
Represents a grant of 8,000 shares of restricted stock to Mr. Brewer on December 29, 2009, which vests in two tranches, each subject to performance and time-based vesting requirements. 6,667 shares will vest in Tranche 1 on March 15, 2011 if the Company has achieved a Return on Equity (as defined in the award agreement) of 10% for the fiscal 2010 period. 1,333 shares will vest in Tranche 2 on January 1, 2012 (as measured on March 10, 2011) if the Company has achieved a Return on Equity of 12% for the same fiscal 2010 period. If the fiscal 2010 Return on Equity criteria is not met (as measured on March 10, 2011), the restricted stock will vest on March 15, 2012, based on achievement of the same Return on Equity criteria for the fiscal 2011 period. If the Return on Equity criteria are not met for the fiscal 2010 or 2011 period, the restricted stock will be forfeited.

Additionally, on December 29, 2009, the Board approved the cancellation of the unvested portion of restricted stock first scheduled to vest at specified Common Stock prices on January 1, 2008, January 1, 2009, and January 1, 2010 pursuant to Restricted Stock Agreements with Mr. Brewer. As a result of this cancellation, Mr. Brewer forfeited 8,000 unvested restricted shares.

(18)
Represents two separate 2008 grants to Mr. Brewer:

A January 31, 2008 grant of 10,000 shares of restricted stock to Mr. Brewer, which was scheduled to vest in 20% increments annually beginning January 1, 2009 with the final vesting period on January 1, 2013. Vesting was to occur in five equal installments if the 30 day average closing price of Common Stock is at or above $80 between January 1, 2009 and January 1, 2011 ("2009 Tranche"), at or above $85 between January 1, 2010 and January 1, 2012 ("2010 Tranche"), at or above $92.50 between January 1, 2011 and January 1, 2013 ("2011 Tranche"), at or above $100 between January 1, 2012 and January 1, 2014 ("2012 Tranche"), and at or above $107.50 between January 1, 2013 and January 1, 2015 ("2013 Tranche"). As a result of the December 29, 2009 cancellation, as approved by the Board, the 2009 and 2010 Tranches totaling 4,000 restricted shares were cancelled.

A February 13, 2008 grant of 10,000 shares of restricted stock to Mr. Brewer, which was scheduled to vest in 20% increments annually beginning January 1, 2009 with the final vesting period on January 1, 2013. Vesting was to occur in five equal installments if the 30 day average closing price of Common Stock is at or above $80 between January 1, 2009 and January 1, 2011 ("2009 Tranche"), at or above $85 between January 1, 2010 and January 1, 2012 ("2010 Tranche"), at or above $92.50 between January 1, 2011 and January 1, 2013 ("2011 Tranche"), at or above $100 between January 1, 2012 and January 1, 2014 ("2012 Tranche"), and at or above $107.50 between January 1, 2013 and January 1, 2015 ("2013 Tranche"). As a result of the December 29, 2009 cancellation, as approved by the Board, the 2009 and 2010 Tranches totaling 4,000 restricted shares were cancelled.

The grant date fair value of the 2008 awards prior to adjusting for the December 29, 2009 cancellations was $1,196,100.

(19)
All Other Compensation amounts in 2009 for Mr. Brewer include $1,194 in Company paid life insurance premiums.

(20)
Represents a grant of 4,900 shares of restricted stock to Mr. Lindsay on December 29, 2009, which vests in two tranches, each subject to performance and time-based vesting requirements. 4,083 shares will vest in Tranche 1 on March 15, 2011 if the Company has achieved a Return on Equity (as defined in the award agreement) of 10% for the fiscal 2010 period. 817 shares will vest in Tranche 2 on January 1, 2012 (as measured on March 10, 2011) if the Company has achieved a Return on Equity of 12% for the same fiscal 2010 period. If the fiscal 2010 Return on Equity criteria is not met (as measured on March 10, 2011), the restricted stock will vest on March 15, 2012 based on achievement of the same Return on Equity criteria for the fiscal 2011 period. If the Return on Equity criteria are not met for the fiscal 2010 or 2011 period, the restricted stock will be forfeited.

Additionally, on December 29, 2009, the Board approved the cancellation of the unvested portion of restricted stock first scheduled to vest at specified Common Stock prices on January 1, 2008, January 1, 2009, and January 1, 2010 pursuant to Restricted Stock Agreements with Mr. Lindsay. As a result of this cancellation, Mr. Lindsay forfeited 4,900 unvested restricted shares (the "cancelled shares").

(21)
Mr. Lindsay's 2009 Non-Equity Incentive Plan Compensation consisted of $115,000 that was paid out of the Management Incentive Compensation Plan. Details of all incentive plans are outlined in the Compensation Discussion and Analysis, under the heading "Annual Performance-Based Incentive Programs".

(22)
All Other Compensation amounts in 2009 for Mr. Lindsay include a $1,375 Company contribution to a health savings account, and $127 in Company paid life insurance premiums.

(23)
Mr. Brewer joined the Company on August 1, 2007 and first became a Named Executive Officer for the 2008 fiscal year.

(24)
Mr. Lindsay was designated as a Named Executive Officer for the 2009 fiscal year.

Employment Agreements with Named Executive Officers

Selim A. Bassoul

The Company and MM entered into an employment agreement with Mr. Bassoul on December 23, 2004. The agreement provides, among other things, for Mr. Bassoul to serve as President, Chief Executive Officer, and Chairman of the Board of the Company and of MM for a term ending on March 1, 2012. Under the agreement, Mr. Bassoul receives an annual base salary of $1,000,000.

Mr. Bassoul's employment agreement provides that he is eligible to participate in the Company's Management Incentive Compensation Plan. Under the terms of such plan, if the Company attains certain pre-established performance goals, Mr. Bassoul will be entitled to receive (i) an annual target bonus equal to 100% of his base salary as in effect at the beginning of the fiscal year to which the award relates and (ii) for each fiscal year, an additional performance bonus determined on a scale based on the amount by which the Company's earnings before income taxes and depreciation and amortization ("EBITDA") exceeds the pre-established performance goal. The maximum annual bonus that Mr. Bassoul may be eligible to receive in any fiscal year under the Management Incentive Compensation Plan is $3,500,000.

Mr. Bassoul's employment agreement also provides for an aggregate grant, in spilt adjusted terms, to Mr. Bassoul of 600,000 shares of restricted stock, pursuant to the terms of the 1998 Stock Incentive Plan. The restricted stock was granted in three separate tranches as follows: (i) 200,000 shares of restricted stock were granted on December 23, 2004, (ii) 200,000 shares of restricted stock were granted on January 5, 2005, and (iii) 200,000 shares of Restricted stock were granted on May 12, 2005. The restricted stock is non-transferable and forfeitable prior to the date on which it becomes vested. All the shares of restricted stock were fully vested as of December 31, 2009. Mr. Bassoul is entitled to vote and receive declared dividends with respect to all shares of restricted stock shares granted to him, whether vested or unvested.

The terms of the employment agreement relating to the termination of Mr. Bassoul's employment are discussed below, under the heading "Potential Payments Upon Termination or Change in Control".

Mr. Bassoul's employment agreement also provides for a Company-provided automobile, which is described in footnote 9 to the "Summary Compensation Table" and a nonqualified retirement benefit, which is described under the heading "Pension Benefits for Fiscal Year 2009".

Timothy J. FitzGerald

The Company and MM entered into an amended and restated employment agreement with Timothy J. FitzGerald, the Company's Vice President and Chief Financial Officer, effective on March 1, 2010, which superseded his employment agreement dated March 1, 2005. Mr. FitzGerald's employment agreement has a three-year term and will continue until March 1, 2013, unless Mr. FitzGerald's employment is earlier terminated under the terms of the employment agreement. Under the employment agreement, Mr. FitzGerald receives an annual base salary of $400,000.

Mr. FitzGerald's employment agreement provides that he is eligible to participate in the Company's Management Incentive Compensation Plan. Pursuant to the Management Incentive Compensation Plan, the performance bonus for Mr. FitzGerald will be paid determined on a scale based on the amount by which the Company's EBITDA exceeds the pre-established performance goal for Mr. FitzGerald for the applicable fiscal year. The maximum annual bonus that Mr. FitzGerald may be eligible to receive for any fiscal year under the Management Incentive Compensation Plan is $600,000.

The terms of the employment agreement relating to the termination of Mr. FitzGerald's employment are discussed below, under the heading "Potential Payments Upon Termination or Change in Control".

Grants of Plan-Based Awards in Fiscal Year 2009

The following table sets forth information concerning cash incentive opportunities and grants of restricted stock and options made to Named Executive Officers during the 2009 fiscal year. The grant date set forth below is the date that the Board granted the award.

								All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards					Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Selim A. Bassoul	(2)	1,000,000	1,000,000	3,500,000	—	—	—	—	—	—
	(3)	2,500,000	2,500,000	4,500,000	—	—	—	—	—	—
	12-29-09 (4)	—	—	—	—	—	—	157,314	—	7,525,902

Timothy J. FitzGerald	(2)	400,000	400,000	600,000	—	—	—	—	—	—
	(3)	500,000	500,000	1,000,000	—	—	—	—	—	—
	12-29-09 (5)	—	—	—	—	—	—	81,000	—	3,875,040

David Brewer	(2)	150,000	150,000	400,000	—	—	—	—	—	—
	12-29-09 (6)	—	—	—	—	—	—	8,000	—	382,720
		—	—	—	—	—	—		—

Martin Lindsay	(2)	70,000	70,000	140,000
	12-29-09 (7)	—	—	—	—	—	—	4,900	—	234,416

(1)
These columns represent the annual cash award opportunities for each Named Executive Officer under the Management Incentive Compensation Plan and/or the Executive Officer Incentive Plan, as applicable. The actual payouts under the plans for 2009 performance were approved on March 10, 2010, and are reflected in the "Non-Equity Incentive Plan Compensation" column of the "Summary Compensation Table".

(2)
Pursuant to the Management Incentive Compensation Plan guidelines.

(3)
Pursuant to the Executive Officer Incentive Plan guidelines.

(4)
On December 29, 2009, Mr. Bassoul was awarded 157,314 shares of restricted stock, which vests in two tranches, each subject to performance and time-based vesting requirements. 131,095 shares in Tranche 1 vest on March 15, 2011 if the Company has achieved a Return on Equity (as defined in the award agreement) of 10% for the fiscal 2010 period. 26,219 shares in Tranche 2 vest on January 1, 2012 (as measured on March 10, 2011) if the Company has achieved a Return on Equity of 12% for the same fiscal 2010 period. If the fiscal 2010 Return on Equity criteria is not met (as measured on March 10, 2011), the restricted stock will vest on March 15, 2012, based on achievement of the same Return on Equity criteria for the fiscal 2011 period. If the Return on Equity criteria are not met for the fiscal 2010 or 2011 period, the restricted stock will be forfeited.

Additionally, on December 29, 2009, the Board approved the cancellation of the unvested portion of restricted stock first scheduled to vest at specified Common Stock prices on January 1, 2008, January 1, 2009, and January 1, 2010 pursuant to Restricted Stock Agreements with Mr. Bassoul. As a result of this cancellation, Mr. Bassoul forfeited 157, 314 unvested restricted shares.

(5)
On December 29, 2009, Mr. FitzGerald was awarded 81,000 shares of restricted stock, which vests in two equal tranches, each subject to performance and time-based vesting requirements. 67,500 shares in Tranche 1 vest on March 15, 2011 if the Company has achieved a Return on Equity (as defined in the award agreement) of 10% for the fiscal 2010 period. 13,500 shares in Tranche 2 vest on January 1, 2012 (as measured on March 10, 2011) if the Company has achieved a Return on Equity of 12% for the same fiscal 2010 period. If the fiscal 2010 Return on Equity criteria is not met (as measured on March 10, 2011), the restricted stock will vest on March 15, 2012, based on achievement of the same Return on Equity criteria for the fiscal 2011 period. If the Return on Equity criteria are not met for the fiscal 2010 or 2011 period, the restricted stock will be forfeited.

Additionally, on December 29, 2009, the Board approved the cancellation of the unvested portion of restricted stock first scheduled to vest at specified common stock prices of the Company on January 1, 2008, January 1, 2009, and January 1, 2010 pursuant to Restricted Stock Agreements with Mr. FitzGerald. As a result of this cancellation, Mr. FitzGerald forfeited 81,000 unvested restricted shares.

(6)
On December 29, 2009, Mr. Brewer was awarded 8,000 shares of restricted stock, which vests in two tranches, each subject to performance and time-based vesting requirements. 6,667 shares in Tranche 1 vest on March 15, 2011 if the Company has achieved a Return on Equity (as defined in the award agreement) of 10% for the fiscal 2010 period. 1,333 shares in Tranche 2 vest on January 1, 2012 (as measured on March 10, 2011) if the Company has achieved a Return on Equity of 12% for the same fiscal 2010 period. If the fiscal 2010 Return on Equity criteria is not met (as measured on March 10, 2011), the restricted stock will vest on March 15, 2012, based on achievement of the same Return on Equity criteria for the fiscal 2011 period. If the Return on Equity criteria are not met for the fiscal 2010 or 2011 period, the restricted stock will be forfeited.

  Additionally, the Board approved the cancellation of the unvested portion of restricted stock first scheduled to vest at specified Common Stock prices on January 1, 2008, January 1, 2009, and January 1, 2010 pursuant to Restricted Stock Agreements with Mr. Brewer. As a result of this cancellation, Mr. Brewer forfeited 8,000 unvested restricted shares.

(7)
On December 29, 2009, Mr. Lindsay was awarded 4,900 shares of restricted stock, which vests in two tranches, each subject to performance and time-based vesting requirements. 4,083 shares in Tranche 1 vest on March 15, 2011 if the Company has achieved a Return on Equity (as defined in the award agreement) of 10% for the fiscal 2010 period. 817 shares in Tranche 2 vest on January 1, 2012 (as measured on March 10, 2011) if the Company has achieved a Return on Equity of 12% for the same fiscal 2010 period. If the fiscal 2010 Return on Equity criteria is not met (as measured on March 10, 2011), the Restricted Stock will vest on March 15, 2012, based on achievement of the same Return on Equity criteria for the fiscal 2011 period. If the Return on Equity criteria are not met for the fiscal 2010 or 2011 period, the restricted stock will be forfeited.

Additionally, the Board approved the cancellation of the unvested portion of restricted stock first scheduled to vest at specified Common Stock prices on January 1, 2008, January 1, 2009, and January 1, 2010 pursuant to Restricted Stock Agreements with Mr. Lindsay. As a result of this cancellation, Mr. Lindsay forfeited 4,900 unvested restricted shares.

Outstanding Equity Awards at 2009 Fiscal Year End

The following table sets forth certain information concerning outstanding stock options and stock awards held by each of the Named Executive Officers under the 1998 Stock Incentive Plan and 2007 Stock Incentive Plan on January 2, 2010, the end of the 2009 fiscal year.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options(#) Exercisable		Number of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Selim A. Bassoul	184,408	(1)	—	—	2.95	02/26/2012	—	—	79,429	(5)	3,893,610
	80,972	(2)	—	—	5.255	03/05/2013	—	—	48,400	(6)	2,372,568
	125,712	(3)	—	—	9.235	10/23/2013	—	—	45,000	(7)	2,205,900
	200,000	(4)	—	—	9.235	10/23/2013	—	—	157,314	(8)	7,711,532
Timothy J. FitzGerald	29,992	(9)	—	—	9.235	10/23/2013	—	—	—		—
	—		—	—	—	—	—	—	18,000	(10)	882,360
							—	—	22,000	(11)	1,078,440
									30,000	(12)	1,470,600
									81,000	(13)	3,970,620
David Brewer	—		—	—	—	—	—	—	6,000	(14)	294,120
									6,000	(15)	294,120
									8,000	(16)	382,720
Martin M. Lindsay	600	(17)	—	—	5.255	03/05/2013			2,400	(19)	117,648
	20,000	(18)	—	—	26.965	02/28/2015			2,500	(20)	122,550
									4,900	(21)	240,198

(1)
On February 26, 2002, Mr. Bassoul was granted an option to purchase 400,000 shares of Common Stock. The option grant vested in 20% increments over a five year period. The strike price of the option grant is $2.95, the closing price of Common Stock on the date of grant.

(2)
On March 5, 2003, Mr. Bassoul was granted an option to purchase 100,000 shares of Common Stock. The option grant vested in 20% increments over a five year period. The strike price of the option grant is $5.255, the closing price of Common Stock on the date of grant.

(3)
On October 23, 2003, Mr. Bassoul was granted an option to purchase 250,000 shares of Common Stock. The option grant was 100% vested on the date of grant. The strike price of the option grant is $9.235, the closing price of Common Stock on the date of grant.

(4)
On October 23, 2003, Mr. Bassoul was granted an option to purchase 200,000 shares of Common Stock. The option grant vested in 20% increments upon the earlier of (i) the date that the market price of the Common Stock surpassed $18, $18.50, $19, $19.50, and $20 and (ii) October 23, 2008. Consistent with vesting parameters, this option grant was fully vested in the fourth quarter of 2004. The strike price of the option grant is $9.235, the closing price of Common Stock on the date of grant.

(5)
On March 8, 2007, Mr. Bassoul was awarded 139,000 shares of restricted stock. Beginning January 1, 2008, the grant vests in seven equal installments if the 30 day average closing price of Common Stock is at or above $62.50 between January 1, 2008 and January 1, 2011 ("2008 Tranche"), at or above $70 between January 1, 2009 and January 1, 2012 ("2009 Tranche"), at or above $77.50 between January 1, 2010 and January 1, 2013 ("2010 Tranche"), at or above $87.50 between January 1, 2011 and January 1, 2014 ("2011 Tranche"), at or above $100 between January 1, 2012 and January 1, 2015 ("2012 Tranche"), at or above $100 between January 1, 2013 and January 1, 2016 ("2013 Tranche") and at or above $100 between January 1, 2014 and January 1, 2017 ("2014 Tranche"). As described above in the section entitled "Long Term Equity-Based Incentive Programs", on December 29, 2009 a total of 39,714 shares of this grant were forfeited representing a surrender of all rights of the underlying shares under the 2009 Tranche and 2010 Tranche.

(6)
On May 5, 2007, Mr. Bassoul was awarded 121,000 shares of restricted stock. Beginning January 1, 2008, the grant vests in five equal installments if the 30 day average closing price of Common Stock is at or above $75 between January 1, 2008 and January 1, 2011 ("2008 Tranche"), at or above $80 between January 1, 2009 and January 1, 2012 ("2009 Tranche"), at or above $85 between January 1, 2010 and January 1, 2013 ("2010 Tranche"), at or above $92.50 between January 1, 2011 and January 1, 2014 ("2011 Tranche") and at or above $100 between January 1, 2012 and January 1, 2015 ("2012 Tranche"). As described above in the section entitled "Long Term Equity-Based Incentive Programs", on December 29, 2009 a total of 72,600 shares of this grant were forfeited representing a surrender of all rights of the underlying shares under the 2008 Tranche, 2009 Tranche and 2010 Tranche.

(7)
On May 27, 2008, Mr. Bassoul was awarded 90,000 shares of restricted stock. Beginning January 1, 2009 the grant vests in four equal installments if the 30 day average closing price of Common Stock is at or above $61.23 between January 1, 2009 and January 1, 2012 ("2009 Tranche"), at or above $67.35 between January 1, 2010 and January 1, 2013 ("2010 Tranche"), at or above $74.08 between January 1, 2011 and January 1, 2014 ("2011 Tranche"), and at or above $81.49 between January 1, 2012 and January 1, 2015 ("2012 Tranche"). As described above in the section entitled "Long Term Equity-Based Incentive Programs", on December 29, 2009 a total of 45,000 shares of this grant were forfeited representing a surrender of all rights of the underlying shares under the 2009 Tranche and 2010 Tranche.

(8)
As described above in the section entitled "Long Term Equity-Based Incentive Programs", on December 29, 2009, Mr. Bassoul was awarded 157,314 shares of restricted stock. The grant is divided into two equal Tranches, both of which are subject to performance and time based vesting requirements. Tranche 1 vests on March 15, 2011 if the Company has achieved a Return on Equity ("ROE") of 10% for the fiscal 2010 period. The measurement of ROE for Tranche 1 is performed on or no later than March 10, 2011. Tranche 2 vests on January 1, 2012 if the Company has achieved an ROE of 12% for the fiscal 2010 period. The performance criteria for Tranche 2 is measured on or no later than March 10, 2011, but vesting for Tranche 2 does not occur until January 1, 2012. If the performance criteria are not met in 2010 (as measured on March 10, 2011) for either Tranche 1 or Tranche 2, the measurement will again take place on March 10, 2012 for the 2011 period with the same criteria for both tranches at which time both Tranche 1 and 2, to the extent unvested, will vest on March 15, 2012 if the applicable performance criteria are met. Otherwise the restricted shares expire unvested. At January 2, 2010, Mr. Bassoul held 330,143 shares of unvested restricted stock, valued at $16,183,609 based on the year end closing price of the Common Stock of $49.02.

(9)
On October 23, 2003, Mr. FitzGerald was granted an option to purchase 70,000 shares of Common Stock. The option grant was 100% vested on the date of grant. The option exercise price is equal to $9.235, the closing price of Common Stock on the date of grant.

(10)
On March 8, 2007, Mr. FitzGerald was awarded 45,000 shares of restricted stock. Beginning January 1, 2008, the grant vests in five equal installments if the 30 day average closing price of Common Stock is at or above $62.50 between January 1, 2008 and January 1, 2011 ("2008 Tranche"), at or above $70 between January 1, 2009 and January 1, 2012 ("2009 Tranche"), at or above $77.50 between January 1, 2010 and January 1, 2013 ("2010 Tranche"), at or above $87.50 between January 1, 2011 and January 1, 2014 ("2011 Tranche") and at or above $100 between January 1, 2012 and January 1, 2015 ("2012 tranche"). As described above in the section entitled "Long Term Equity-Based Incentive Programs", on December 29, 2009 a total of 18,000 shares of this grant were forfeited representing a surrender of all rights of the underlying shares under the 2009 Tranche and 2010 Tranche.

(11)
On May 5, 2007, Mr. FitzGerald was awarded 55,000 shares of restricted stock. Beginning January 1, 2008, the grant vests in five equal installments if the 30 day average closing price of Common Stock is at or above $75 between January 1, 2008 and January 1, 2011 ("2008 Tranche"), at or above $80 between January 1, 2009 and January 1, 2012 ("2009 Tranche"), at or above $85 between January 1, 2010 and January 1, 2013 ("2010 Tranche"), at or above $92.50 between January 1, 2011 and January 1, 2014 ("2011 Tranche") and at or above $100 between January 1, 2012 and January 1, 2015 ("2012 Tranche"). As described above in the section entitled "Long Term Equity-Based Incentive Programs", on December 29, 2009 a total of 33,000 shares of this grant were forfeited representing a surrender of all rights of the underlying shares under the 2008 Tranche, 2009 Tranche, and 2010 Tranche.

(12)
On May 27, 2008, Mr. FitzGerald was awarded 60,000 shares of restricted stock. Beginning January 1, 2009 the grant vests in four equal installments if the 30 day average closing price of Common Stock is at or above $61.23 between January 1, 2009 and January 1, 2012 ("2009 Tranche"), at or above $67.35 between January 1, 2010 and January 1, 2013 ("2010 Tranche"), at or above $74.08 between January 1, 2011 and January 1, 2014 ("2011 Tranche"), and at or above $81.49 between January 1, 2012 and January 1, 2015 ("2012 Tranche"). As described above in the section entitled "Long Term Equity-Based Incentive Programs", on December 29, 2009 a total of 30,000 shares of this grant were forfeited representing a surrender of all rights of the underlying shares under the 2009 Tranche and 2010 Tranche.

(13)
As described above in the section entitled "Long Term Equity-Based Incentive Programs", on December 29, 2009, Mr. FitzGerald was awarded 81,000 shares of restricted stock. The grant is divided into two Tranches, both of which are subject to performance and time based vesting requirements. 67,500 shares in Tranche 1 vest on March 15, 2011 if the Company has achieved a Return on Equity ("ROE") of 10% for the fiscal 2010 period. The measurement of ROE for Tranche 1 is performed on or no later than March 10, 2011. 12,500 shares in Tranche 2 vest on January 1, 2012 if the Company has achieved an ROE of 12% for the fiscal 2010 period. The performance criteria for Tranche 2 is measured on or no later than March 10, 2011, but vesting for Tranche 2 does not occur until January 1, 2012. If the performance criteria are not met in 2010 (as measured on March 10, 2011) for either Tranche 1 or Tranche 2, the measurement will again take place on March 10, 2012 for the 2011 period with the same criteria for both tranches at which time both Tranche 1 and 2, to the extent unvested, will vest on March 15, 2012 if the applicable performance criteria are met. Otherwise the restricted shares expire unvested. At January 2, 2010, Mr. FitzGerald held 151,000 shares of unvested restricted stock, valued at $7,402,020 based on the year end closing price of the Common Stock of $49.02.

(14)
On January 28, 2008, Mr. Brewer was awarded 10,000 shares of restricted stock. Beginning January 1, 2009 the grant vests in five equal installments if the 30 day average closing price of Common Stock is at or above $80 between January 1, 2009 and January 1, 2011 ("2009 Tranche"), at or above $85 between January 1, 2010 and January 1, 2012 ("2010 Tranche"), at or above $92.50 between January 1, 2011 and January 1, 2013 ("2011 Tranche"), at or above $100 between January 1, 2012 and January 1, 2014 ("2012 Tranche"), and at or above $107.50 between January 1, 2013 and January 1, 2015 ("2013 Tranche"). As

  described above in the section entitled "Long Term Equity-Based Incentive Programs", on December 29, 2009 a total of 4,000 shares of this grant were forfeited representing a surrender of all rights of the underlying shares under the 2009 Tranche and 2010 Tranche.

(15)
On February 13, 2008, Mr. Brewer was awarded 10,000 shares of restricted stock. Beginning January 1, 2009 the grant vests in five equal installments if the 30 day average closing price of Common Stock is at or above $80 between January 1, 2009 and January 1, 2011 ("2009 Tranche"), at or above $85 between January 1, 2010 and January 1, 2012 ("2010 Tranche"), at or above $92.50 between January 1, 2011 and January 1, 2013 ("2011 Tranche"), at or above $100 between January 1, 2012 and January 1, 2014 ("2012 Tranche"), and at or above $107.50 between January 1, 2013 and January 1, 2015 ("2013 Tranche"). As described above in the section entitled "Long Term Equity-Based Incentive Programs", on December 29, 2009 a total of 4,000 shares of this grant were forfeited representing a surrender of all rights of the underlying shares under the 2009 Tranche and 2010 Tranche.

(16)
As described above in the section entitled "Long Term Equity-Based Incentive Programs", on December 29, 2009, Mr. Brewer was awarded 8,000 shares of restricted stock. The grant is divided into two Tranches, both of which are subject to performance and time based vesting requirements. 6,667 shares in Tranche 1 vest on March 15, 2011 if the Company has achieved a Return on Equity ("ROE") of 10% for the fiscal 2010 period. The measurement of ROE for Tranche 1 is performed on or no later than March 10, 2011. 1,333 shares in Tranche 2 vest on January 1, 2012 if the Company has achieved an ROE of 12% for the fiscal 2010 period. The performance criteria for Tranche 2 is measured on or no later than March 10, 2011, but vesting for Tranche 2 does not occur until January 1, 2012. If the performance criteria are not met in 2010 (as measured on March 10, 2011) for either Tranche 1 or Tranche 2, the measurement will again take place on March 10, 2012 for the 2011 period with the same criteria for both tranches at which time both Tranche 1 and 2, to the extent unvested, will vest on March 15, 2012 if the applicable performance criteria are met. Otherwise the restricted shares expire unvested.

(17)
On March 5, 2003, Mr. Lindsay was granted an option to purchase 3,000 shares of Common Stock. The option grant vested in 20% increments over a five year period following the grant date. The option exercise price is equal to $5.255, the closing price of the Common Stock on the date of grant.

(18)
On February 28, 2005, Mr. Lindsay was granted an option to purchase 20,000 shares of Common Stock. The option vested in full in 25% increments based on achievement of stock price targets. The option exercise price is equal to $26.965, the closing price of the Common Stock on the date of grant.

(19)
On March 8, 2007, Mr. Lindsay was awarded 6,000 shares of restricted stock. Beginning January 1, 2008, the grant vests in five annual installments if the 30 day average closing price of Common Stock is at or above $62.50 between January 1, 2008 and January 1, 2011 ("2008 Tranche"), at or above $70 between January 1, 2009 and January 1, 2012 ("2009 Tranche"), at or above $77.50 between January 1, 2010 and January 1, 2013 ("2010 Tranche"), at or above $87.50 between January 1, 2011 and January 1, 2014 ("2011 Tranche") and at or above $100 between January 1, 2012 and January 1, 2015 ("2012 tranche"). As described above in the section entitled "Long Term Equity-Based Incentive Programs", on December 29, 2009 a total of 2,400 shares of this grant were forfeited representing a surrender of all rights of the underlying shares under the 2009 Tranche and 2010 Tranche.

(20)
On May 27, 2008, Mr. Lindsay was awarded 5,000 shares of restricted stock. Beginning January 1, 2009 the grant vests in four equal installments if the 30 day average closing price of Common Stock is at or above $61.23 between January 1, 2009 and January 1, 2012 ("2009 Tranche"), at or above $67.35 between January 1, 2010 and January 1, 2013 ("2010 Tranche"), at or above $74.08 between January 1, 2011 and January 1, 2014 ("2011 Tranche"), and at or above $81.49 between January 1, 2012 and January 1, 2015 ("2012 Tranche"). As described above in the section entitled "Long Term Equity-Based Incentive Programs", on December 29, 2009 a total of 2,500 shares of this grant were forfeited representing a surrender of all rights of the underlying shares under the 2009 Tranche and 2010 Tranche.

(21)
As described above in the section entitled "Long Term Equity-Based Incentive Programs", on December 29, 2009, Mr. Lindsay was awarded 4,900 shares of restricted stock. The grant is divided into two Tranches, both of which are subject to performance and time based vesting requirements. 4,083 shares in Tranche 1 vest on March 15, 2011 if the Company has achieved a Return on Equity ("ROE") of 10% for the fiscal 2010 period. The measurement of ROE for Tranche 1 is performed on or no later than March 10, 2011. 817 shares in Tranche 2 vest on January 1, 2012 if the Company has achieved an ROE of 12% for the fiscal 2010 period. The performance criteria for Tranche 2 is measured on or no later than March 10, 2011, but vesting for Tranche 2 does not occur until January 1, 2012. If the performance criteria are not met in 2010 (as measured on March 10, 2011) for either Tranche 1 or Tranche 2, the measurement will again take place on March 10, 2012 for the 2011 period with the same criteria for both tranches at which time both Tranche 1 and 2, to the extent unvested, will vest on March 15, 2012 if the applicable performance criteria are met. Otherwise the restricted shares expire unvested.

Option Exercises and Stock Vested for Fiscal Year 2009

The following table sets forth the aggregate amounts received or realized in connection with the exercise of stock options and vesting of stock awards under the 1998 Stock Incentive Plan and 2007 Stock Incentive Plan during the 2009 fiscal year by each of the Named Executive Officers. Options awarded under the plans become exercisable in accordance with the terms of the grant and generally have a ten year term.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Selim A. Bassoul	—	—	120,000	5,882,400
Timothy J. FitzGerald	—	—	20,000	980,400
David Brewer	—	—	—	—
Martin Lindsay	—	—	—	—

Pension Benefits for Fiscal Year 2009

Pursuant to his employment agreement (described above under the heading "Employment Agreements with Named Executive Officers"), Mr. Bassoul is entitled to a nonqualified defined benefit pension benefit as follows: upon Mr. Bassoul's retirement on or after the date on which he attains the age of 55, but prior to the date on which he attains age 60 (the "Age 55 Retirement Benefit"), he shall be fully vested in a monthly retirement benefit equal to one-twelfth of 50% of his then current base salary, payable for the remainder of his life. If Mr. Bassoul retires on or after the date on which he attains the age of 60, but prior to the date on which he attains age 65 (the "Age 60 Retirement Benefit"), he shall be fully vested in a monthly retirement benefit equal to one-twelfth of 62.5% of his then current base salary, in lieu of the Age 55 Retirement Benefit, payable for the remainder of his life. If Mr. Bassoul retires on or after the date on which he attains the age of 65, he shall be fully vested in a monthly retirement benefit equal to one-twelfth of 75% of his then current base salary, in lieu of the Age 55 Retirement Benefit and Age 60 Retirement Benefit, payable for the remainder of his life.

The estimated monthly retirement benefit payable to Mr. Bassoul based on his compensation level as of January 2, 2010, would be $41,666 at the retirement age of 55, $52,083 at the retirement age of 60, and $62,500 at the retirement age of 65 assuming salary of $1,000,000, as currently in effect.

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)		Payments During Last Fiscal Year ($)
Selim A. Bassoul	Chairman Retirement Plan	5	5,298,867	(2)	—
Selim A. Bassoul	Chairman Retirement Medical Plan(3)	6	402,774	(4)	—

(1)
Reflects years of credited service since the inception of the respective plans. The number of years of credited service for purposes of the plans is less than the Named Executive Officer's years of service with the Company and there is no benefit augmentation as a result.

(2)
The present value of accumulated pension benefits assumes a retirement age of 55, an interest rate of 6.00%, retirement income of $1.65 million, and a length of pension payout of 30 years.

(3)
Mr. Bassoul and his dependents are entitled to continue to participate in all health and medical plans and programs maintained by the Company for its senior executives and their families for life, subject to any Medicare coverage being the primary coverage.

(4)
The present value of accumulated post-retirement medical benefits due to Mr. Bassoul assumes a retirement age of 55, an interest rate of 6.00%, and a length of benefit period of 30 years.

Potential Payments Upon Termination or Change in Control

Under Employment Agreements

Selim Bassoul

During the term of Mr. Bassoul's employment agreement with the Company and MM, as described above under the heading "Employment Agreements with Named Executive Officers", Mr. Bassoul's employment may be terminated by the Employer (defined as the Company and MM) or by Mr. Bassoul at any time, or by the death of Mr. Bassoul.

In the event that the termination is by the Employer for reasons other than cause, Mr. Bassoul's employment agreement provides that a pro rata share of incentive compensation under the Management Incentive Compensation Plan that would otherwise have been payable to him had he remained employed by the Company until the last day of the fiscal year will be paid following the conclusion of the fiscal year for which payable based on actual performance. In addition, the employment agreement provides that if the Company terminates Mr. Bassoul's employment without cause, if Mr. Bassoul terminates his employment due to a material diminution of his duties or a change in his title, or if Mr. Bassoul terminates his employment within the six-month period following a change in control, then Mr. Bassoul will be entitled to a lump sum payment equal to three times the sum of (i) his annual base salary and (ii) the greater of (x) the amount of incentive compensation earned by Mr. Bassoul under the Management Incentive Compensation Plan with respect to the full calendar year immediately prior to the date of termination and (y) the average incentive compensation paid to Mr. Bassoul under the Management Incentive Compensation Plan for each of the three calendar years immediately prior to the date of termination.

Mr. Bassoul's employment agreement also provides that if his employment is terminated by either party, for reasons other than cause, then Mr. Bassoul and his dependents will be entitled to continue to participate in all health and medical plans and programs which the Company maintains for its senior executives and their families until the later of the death of Mr. Bassoul or his spouse, subject to any Medicare coverage being the primary coverage. The present value of the medical benefits that would be provided to Mr. Bassoul in such circumstances is shown above under "Pension Benefits for Fiscal Year 2009".

Mr. Bassoul's employment agreement also provides Mr. Bassoul with an additional payment (referred to as a "gross-up" payment) intended to reimburse him for the excise tax payable should any payments made to him in the event of a change in control be subject to the excise tax imposed on "excess parachute payments" under section 4999 of the Code, and to reimburse him for the income, excise and employment taxes on the reimbursement payment.

Timothy J. FitzGerald

During the term of Mr. FitzGerald's employment agreement, as described above under the heading "Employment Agreements with Named Executive Officers", Mr. FitzGerald's employment may be terminated by the Employer (defined as the Company and MM) or by Mr. FitzGerald at any time, or by the death of Mr. FitzGerald.

Mr. FitzGerald's employment agreement provides the following severance benefits. If the Employer terminates Mr. FitzGerald's employment without "cause" (as defined in the employment agreement), or if Mr. FitzGerald terminates his employment within six months following a change in control,

Mr. FitzGerald will be entitled to a lump sum payment equal to three times the sum of (i) his annual base salary for the full calendar year immediately prior to the date of termination and (ii) the greater of (x) the amount of his annual bonus paid under the Company's Management Incentive Compensation Plan with respect to the full calendar year immediately prior to the year of termination and (y) the average of his annual bonuses paid under the Management Incentive Compensation Plan for each of the two calendar years immediately prior to the year of termination.

Mr. FitzGerald's employment agreement also provides Mr. FitzGerald with an additional payment (referred to as a "gross-up" payment) intended to reimburse him for the excise tax payable should any payments made to him in the event of a change in control be subject to the excise tax imposed on "excess parachute payments" under section 4999 of the Code, and to reimburse him for the income, excise and employment taxes on the reimbursement payment.

Under Equity Incentive Plans

Upon termination of employment for reasons other than disability or death, each of the Named Executive Officers would be entitled to exercise any then-vested outstanding stock options for a period of three months following such termination of employment.

In the event of the disability or death of the Named Executive Officer, the executive or his estate or beneficiary, as the case may be, would be entitled to exercise any then-vested outstanding stock options for a period of one year following such termination event.

The vesting of outstanding stock options and restricted stock awards held by the Named Executive Officers will be accelerated in the event that the Named Executive Officer's employment terminates for any reason, other than for cause, following a change in control of the Company. For purposes of the charts below, assuming the occurrence of the triggering event on January 2, 2010, the value of accelerated restricted stock shown is determined by multiplying the number of shares of restricted stock that would vest as of January 2, 2010 by the closing price of the Common Stock on January 2, 2010; and the value of accelerated options shown is based on the excess of the closing price of the Common Stock on January 2, 2010 of $49.02, over the exercise price of such option, multiplied by the number of unvested options held by the Named Executive Officer as of January 2, 2010.

Quantification

The tables below illustrate the potential payouts to each Named Executive Officer under each of the various separation situations discussed above. The tables assume that the terminations took place on January 2, 2010, the last day of our 2009 fiscal year.

Termination without Cause:

	Cash Severance($)	Accelerated Vesting of Restricted Stock($)	Accelerated Vesting of Options($)
Selim A. Bassoul(1)	13,500,000	—	—
Timothy J. FitzGerald(2)	3,000,000	—	—
David Brewer	—	—	—
Martin M. Lindsay	—	—	—
	—	—	—

(1)
Upon a termination of his employment other than for cause, Mr. Bassoul would also become entitled to a pro rata monthly retirement benefit equal to $21,618, assuming the termination occurred on January 2, 2010 and based on his current base salary of $1,000,000. The pension arrangements, including the benefits payable upon Mr. Bassoul's normal retirement, are described in more detail under the heading "Pension Benefits for Fiscal Year 2008" above.

(2)
The cash severance figure for Mr. FitzGerald reflects the provisions of his amended and restated employment agreement dated March 1, 2010. This agreement superseded the terms of the employment agreement that was in effect on January 2, 2010.

Employee Terminates due to Material Diminution in Duties:

	Cash Severance($)	Accelerated Vesting of Restricted Stock($)	Accelerated Vesting of Options($)
Selim A. Bassoul	13,500,000	—	—
Timothy J. FitzGerald	3,000,000	—	—
David Brewer	—	—	—
Martin M. Lindsay	—	—	—

Termination of Employment within 6 Months After a Change in Control:

	Cash Severance($)	Accelerated Vesting of Restricted Stock($)	Accelerated Vesting of Options($)	Estimated Gross-Up Payments($)
Selim A. Bassoul	13,500,000	16,183,609	—	—
Timothy J. FitzGerald	3,000,000	7,402,020	—	2,160,643
David Brewer	—	980,400	—	—
Martin M. Lindsay	—	289,218	—	—

Assuming a hypothetical termination of employment in connection with a change in control of the Company made on the last day of our 2009 fiscal year, as discussed above, the Company estimates that it would not be obligated to make an excise tax gross up payment to Mr. Bassoul. The estimate of the gross-up payment does not take into account the value of post-retirement medical benefits that would be provided to Mr. Bassoul. The present value of the medical benefits that would be provided to Mr. Bassoul is shown above under "Pension Benefits for Fiscal Year 2009". The estimate of the gross-up payment potentially payable to Mr. FitzGerald takes into account the following assumptions: the provisions of his amended and restated employment agreement dated March 1, 2010 were in effect on January 2, 2010; the value of accelerated vesting of restricted stock was based on the closing price of the Common Stock on January 2, 2010 ($49.02); and an effective tax rate of 40%, not taking into account any deduction or potential limits on deductions for state and local taxes.

Director Compensation for Fiscal Year 2009

The following table sets forth information concerning the annual and long-term compensation for services to the Company performed by members of the Board of Directors who were not employees of the Company during the 2009 fiscal year.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(2)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)		All Other Compensation ($)		Total ($)
Robert B. Lamb	37,500	(1)	95,680	(3)	—	—	—	(5)	—		133,180
Audit Committee Member
Ryan Levenson	42,000	(1)	95,680	(3)	—	—	—	(5)	—		137,680
Audit and Compensation
Committee Member
John R. Miller III	38,000	(1)	95,680	(3)	—	—	23,887	(5)	—		157,567
Compensation Committee
Chairman
Gordon O'Brien	35,000	(1)(4)	95,680	(3)	—	—	—	(5)	—		130,680
Lead Independent Director
and Compensation
Committee Member
Philip G. Putnam	44,000	(1)	95,680	(3)	—	—	27,868	(5)	—		167,548
Audit Committee
Chairman
Sabin C. Streeter	38,000	(1)	95,680	(3)	—	—	25,819	(5)	—		159,499
Audit Committee Member
Robert L. Yohe	46,000	(1)	—		—	—	—	(5)	200,000	(6)	246,000
Former Compensation
Committee Chairman and
Lead Independent Director

(1)
Each director of the Company receives an annual retainer of $30,000, and each director who is not an officer of the Company receives an additional retainer of $1,000 for each meeting of the Board of Directors or committee thereof that he attends and $500 for each telephonic meeting in which he participates. Each director who serves as a committee chair receives an additional annual retainer of $5,000, and the lead independent director receives an additional annual retainer of $5,000.

(2)
In accordance with recent changes to the SEC's disclosure rules, the amounts in this column reflect the fair value on the grant date of the stock awards granted to the Directors in 2009, determined in accordance with FASB ASC Topic 718. Please refer to the "Notes to Consolidated Financial Statements", Note (3)—"Summary of Significant Accounting Policies", Note (p)—"Non-Cash Share Based Compensation" included in the Company's 2009 Annual Report on Form 10-K as filed with the SEC on March 3, 2010 for a discussion of the assumptions used to calculate these amounts.

(3)
On December 29, 2009, each Board member of the Company was awarded 2,000 shares of restricted stock, which vests in two equal tranches, each subject to performance and time-based vesting requirements. Tranche 1 vests on March 15, 2011 if the Company has achieved a Return on Equity (as defined in the award agreement) of 10% for the fiscal 2010 period. Tranche 2 vests on January 1, 2012 (as measured on March 10, 2011) if the Company has achieved a Return on Equity of 12% for the same fiscal 2010 period. If the fiscal 2010 Return on Equity criteria is not met (as measured on March 10, 2011), the Restricted Stock will vest, on March 15, 2012, based on achievement of the same Return on Equity criteria for the fiscal 2011 period. If the Return on Equity criteria are not met for the fiscal 2010 or 2011 period, the Restricted Stock will be forfeited.

(4)
Board of Directors fees for Mr. O'Brien's services are paid directly to his employer, American Capital Strategies.

(5)
The Company maintains an unfunded retirement plan for non-employee directors, the Middleby Corporation Board of Directors Pension Plan. The plan provides for an annual benefit upon either a change in control or retirement from the Board of Directors at age 70, equal to 100% of the director's last annual fee (excluding meeting fees), payable on a quarterly basis for a number of years equal to the director's years of service, up to a maximum of 10 years. In November, 2006, the Board of Directors approved the termination of the plan. All current Directors with ten or more years of service to the Company will remain in the plan and continue to have benefits vest and accrue in the plan until they meet the Plan retirement age of 70, at which point their respective Plan distributions will begin. Any current members of the Board of Directors with less than ten years of service and any future Board members will not be eligible for the Plan. The retirement plan obligation is calculated using an interest rate of 6.00% for a director retiring at age 70, and a benefit payout term of ten years.

(6)
Represents a lump sum cash distribution of the death benefit under the retirement plan paid to Mr. Yohe's beneficiaries.

The number of stock options and stock awards outstanding as of January 2, 2010 for each non-employee member of the Board of Directors is as follows:

Director	Options	Restricted Stock
Robert B. Lamb	—	2,000
Ryan Levenson	—	2,000
John R. Miller III	—	2,000
Gordon O'Brien	—	2,000
Philip G. Putnam	—	2,000
Sabin C. Streeter	—	2,000

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of the Company and such individuals' transactions with the Company is based upon information received from each individual as of March 19, 2010.

The following table sets forth certain information with respect to the beneficial ownership of shares of the Common Stock, as of March 19, 2010, by each person known by the Company to be the beneficial owner of more than five percent of Common Stock, each director and each nominee for director of the Company, each Named Executive Officer of the Company and all current directors and executive officers of the Company as a group. Unless otherwise indicated below, the address for each person listed below is c/o The Middleby Corporation, 1400 Toastmaster Drive, Elgin, Illinois 60120.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent Of Class
Directors, Director Nominees, and Executive Officers:
Selim A. Bassoul	1,501,712	(1)	7.8%
Timothy J. FitzGerald	295,454	(2)	1.6%
David Brewer	20,000	(3)	*
Martin M. Lindsay	47,063	(4)	*
Sabin C. Streeter	26,000		*
John R. Miller III	25,000		*
Philip G. Putnam	12,500		*
Gordon O'Brien	8,100		*
Ryan Levenson	2,000		*
Robert B. Lamb	3,000		*
All directors and executive officers of the Company (10 individuals)	1,940,829		10.5%
Other 5% Holders:
FMR LLC	1,223,100	(5)	6.6%
82 Devonshire Street
Boston, MA 02109
T. Rowe Price Associates, Inc.	1,513,498	(6)	8.1%
100 E. Pratt Street
Baltimore, MD 21202

*
Indicates beneficial ownership of less than 1%.

(1)
Mr. Bassoul is the Chairman, Chief Executive Officer and President of the Company. His holdings include 591,092 shares of Common Stock subject to options exercisable within 60 days, 79,429 shares of restricted Common Stock granted on March 8, 2007, 48,400 shares of restricted stock granted on May 7, 2007, 45,000 shares of restricted Common Stock granted on May 27, 2008, 157,314 shares of restricted Common Stock granted on December 29, 2009, and 46,000 shares held by Mr. Bassoul's spouse as trustee.

(2)
Mr. FitzGerald is Vice President and Chief Financial Officer of the Company. His holdings include 29,992 shares of Common Stock subject to options exercisable within 60 days, 18,000 shares of restricted Common Stock granted on March 8, 2007, 22,000 shares of restricted Common Stock granted on May 7, 2007, 30,000 shares of restricted Common Stock granted on May 27, 2008,

  81,000 shares of restricted Common Stock granted on December 29, 2009 and 9,400 shares held by Mr. FitzGerald's spouse and children.

(3)
Mr. Brewer, Chief Operating Officer of the Company, holdings include 6,000 shares of restricted Common Stock granted on January 31, 2008, 6,000 of restricted Common Stock granted on February 13, 2008, and 8,000 shares of rerstricted Common Stock granted on December 29, 2009.

(4)
Mr. Lindsay, Corporate Treasurer of the Company, holdings include 20,600 shares of Common Stock subject to options exercisable within 60 days, 2,400 shares of restricted Common Stock granted on March 8, 2007, 2,500 shares of restricted Common Stock granted on May 27, 2008, and 4,900 shares of restricted Common Stock on December 29, 2009.

(5)
Based on the Schedule 13G filed jointly with the SEC on February 16, 2010 by FMR LLC, Edward C. Johnson 3d, its chairman, and Fidelity Management & Research Company, a registered investment advisor and a wholly-owned subsidiary of FMR LLC ("Fidelity"). The schedule contains the following information regarding beneficial ownership of the shares: (a) Fidelity is the beneficial owner of 1,213,900 shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the 1,213,900 shares owned by the Funds. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees; ; (b) FIL Limited ("FIL"), Pembroke Hall, 42 Crow Lane, Hamilton, Bermuda, and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors. FIL is the beneficial owner of 9,200 shares. Partnerships controlled predominantly by members of the family of Edward C. Johnson 3d, Chairman of FMR LLC and FIL, or trusts for their benefit, own shares of FIL voting stock with the right to cast approximately 47% of the total votes which may be cast by all holders of FIL voting stock. FMR LLC reports that it is of the view that the shares beneficially owned by FIL are not required to be aggregated with shares beneficially owned by FMR LLC for purposes of Section 13(d) of the Securities and Exchange Act of 1934, as amended; however FMR LLC is making the filing on a voluntary basis as if all the share are beneficially owned by FMR LLC and FIL on a joint basis; and (d) Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC.

(6)
Based on the Schedule 13G filed with the SEC on February 12, 2010 by T. Rowe Price Associates, Inc., a registered investment advisor. T. Rowe Price Associates, Inc. (a) has sole voting power with respect to 182,163 shares, (b) has shared voting power with respect to no shares, and (c) has sole dispositive power with respect to all 1,513,498 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company's directors and executive officers and any person that beneficially owns more than ten percent of the Company's Common Stock are required to report their beneficial ownership and any changes in that ownership to the SEC and the Nasdaq. These reports are required to be submitted by specified deadlines, and the Company is required to report in this proxy statement any failure by directors, officers and beneficial owners of more than ten percent of its Common Stock to file such reports on a timely basis during the Company's most recent fiscal year or, in the case of such a failure that has not previously been so disclosed, prior fiscal years.

Based solely on a review of the copies of reports furnished to the Company during and with respect to the year ended January 2, 2010 and written representations from certain of the Company's directors and executive officers, the Company does not know of any failure by its executive officers, directors and beneficial owners of more than ten percent of its Common Stock to file on a timely basis any reports required by Section 16(a) for the year ended January 2, 2010 and, to the extent applicable for purposes of this disclosure, prior fiscal years, except as disclosed herein. The Company did not timely file a Form 3 report on behalf of David Brewer when Mr. Brewer became an executive officer, and the Company did not timely file three Form 4 reports on behalf of Mr. Brewer with respect to five transactions. However, the Company made a remedial Form 5 filing on behalf of Mr. Brewer to report such transactions on February 12, 2010.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee conducted its oversight activities for the Company in accordance with the duties and responsibilities outlined in the Audit Committee charter, approved by the Board of Directors on March 4, 2003 and modified as of February 25, 2004, a copy of which is available under the "Investor Relations" section of the Company's website, located at www.middleby.com.

The Audit Committee has reviewed and discussed with management and with the independent auditors, Deloitte & Touche LLP, the Company's audited financial statements contained in the Annual Report on Form 10-K for the fiscal year ended January 2, 2010.

The Audit committee discussed with the independent auditors, Deloitte & Touche LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as modified or supplemented, by the Public Company Accounting Oversight Board ("PCAOB").

The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with the auditors the auditors' independence.

The Audit Committee has reviewed and discussed with management the status of Sarbanes-Oxley compliance objectives as of January 2, 2010.

Based on reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended January 2, 2010 be included in the Company's annual report on Form 10-K for the fiscal year ended January 2, 2010.

The Middleby Corporation Audit Committee
Philip G. Putnam, Chairman,
Sabin C. Streeter,
Robert Lamb and
Ryan Levenson

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended January 2, 2010, the Compensation Committee consisted of Messrs. Yohe, O'Brien, Miller, and Levenson, all of whom were "independent directors" of the Company and were not officers of the Company. Mr. Yohe served as Compensation Committee Chairman until his death in October 2009. During the fiscal year ended January 2, 2010, Selim A. Bassoul, Chairman, President and Chief Executive Officer of the Company, participated with the full Board in reviewing and approving certain components of compensation of other executive officers and senior managers. Recommendations concerning the compensation of Mr. Bassoul were made by the Compensation Committee to the Board of Directors. During 2009, no member of the Compensation Committee was, or formerly was, an officer or employee of the Company, or had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K, promulgated under the Securities and Exchange Act of 1934, as amended.

The Middleby Corporation Code of Ethics

The Company has adopted a code of ethics that applies to all directors, executive officers, officers and employees of the Company. The Company has made the Code of Ethics available on its website at www.middleby.com.

Audit Firm Fee Summary

During fiscal years 2009 and 2008 the Company retained its principal auditor, Deloitte & Touche LLP, to provide services in the following categories and amounts:

	2009	2008
Audit Fees—Fees for the annual financial statement and internal control audits, reviews of the Company's quarterly reports on Form 10-Q, and services normally provided by the independent auditor in connection with statutory and regulatory filings	$795,000	$715,500
Audit Related Fees—Fees for the assurance and related services that are associated with the performance of the audit or interim financial statement review and are not reported under audit fees	$154,845	$188,279
Tax Fees—Fees for tax compliance	$597,523	$460,210
—Fees for assistance with tax audits and tax planning	$585,134	$515,000
All Other Fees—Fees for internal controls consultation services and compensation consulting	$0	$0

All of the services described in Audit Fees, Audit Related Fees, Tax Fees, and All Other Fees were pre-approved by the Audit Committee.

The Audit Committee has considered whether the provision of non-audit services by the Company's principal auditor is compatible with maintaining the independence of Deloitte & Touche LLP as the Company's public accountants.

The Audit Committee Charter provides that the Audit Committee shall pre-approve all audit and permitted non-audit services to be performed by the independent auditors (subject to the de minimis exceptions under applicable law, rules and regulations). However, the Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such pre-approvals, and the decisions of any member to whom such authority is delegated shall be presented to the full Audit Committee at its next regularly scheduled meeting. In determining whether to pre-approve permitted non-audit services, the Audit Committee (or the members with authority to pre-approve) shall consider whether the auditor's performance of such services in compatible with independence.

PROPOSAL NO. 2—RATIFICATION OF SELECTION OF
INDEPENDENT PUBLIC ACCOUNTANTS

Deloitte & Touche LLP served as independent public accountants for the Company for the fiscal year ended January 2, 2010. The Audit Committee has selected Deloitte & Touche LLP to continue to provide audit services for the current fiscal year ending January 1, 2011. Accordingly, the Board recommends that stockholders ratify the selection of Deloitte & Touche LLP to audit the Company for the current fiscal year. Representatives of Deloitte & Touche LLP are expected to attend the annual meeting, to make a statement if they desire to do so, and to be available to respond to appropriate questions.

Vote Required for Approval; Board Recommendation

The vote of a majority of votes cast at the Meeting, at which a quorum is present, is necessary to approve the proposal to ratify the selection of Deloitte & Touche LLP as the Company's independent public accountants.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP.

MISCELLANEOUS

The Company's 2009 Annual Report to Stockholders, as well as the Company's quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to such reports are available, free of charge, on the Company's internet website, www.middleby.com. These reports are available as soon as reasonably practicable after they are electronically filed with or furnished to the Securities and Exchange Commission.

Cost of Solicitation

This solicitation of proxies is made by the Company, and all expenses incurred in the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited on behalf of the Company by directors, officers and employees of the Company or by telephone, telecopy or electronically via the Internet. The Company will reimburse brokers and others holding Common Stock as nominees for their expenses in sending proxy material to the beneficial owners of such Common Stock and obtaining their proxies.

Requirements and Procedures for Submission of Stockholder Nominations of Director Candidates and Proposals of Security Holders

Stockholder Nominations of Director Candidates.    In order to have a director nominee considered by the Board for inclusion on the slate of nominees, a stockholder must submit the recommendation in writing to the Secretary of the Company and must include the following information: (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of Common Stock which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of Common Stock which are owned beneficially or of record by such stockholder, a (iii) description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company (a) in the case of an annual meeting, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

Stockholder Proposals.    Proposals of stockholders intended to be presented at the 2011 Annual Meeting of Stockholders under SEC Rule 14a-8 must be received by the Secretary of the Company at the Company's principal executive offices for inclusion in the Company's Proxy Statement and form of proxy relating to the 2011 Annual Meeting no later than November 24, 2010.

For a stockholder proposal outside the processes of Rule 14a-8 to be considered timely, the stockholder proposal must be received by the Company's Secretary no earlier than January 4, 2011 or later than February 3, 2011, provided that, in the event that the 2011 Annual Meeting of Stockholders is called for a date that is earlier than April 4, 2011 or later than June 3, 2011, the stockholder proposal, to be timely, must be received not later than the close of business on the tenth day following the day on which the Company's notice of the date of the 2011 Annual Meeting of Stockholders was mailed or public disclosure was made, whichever first occurs, and must otherwise comply with the requirements set forth in the Company's Bylaws.

By Order of the Board of Directors
MARTIN M. LINDSAY Treasurer
Dated: March 24, 2010

You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. *** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Information Meeting Type: For holders as of: Date: Time: Location: 0000055638_1 R2.09.05.010 THE MIDDLEBY CORPORATION THE MIDDLEBY CORPORATION 1400 TOASTMASTER DRIVE ELGIN, IL60120 Annual Meeting March 19, 2010 May 04, 2010 10:30 AM CDT Middleby Corporation 1400 Toastmaster Drive Elgin, IL 60120 THE MIDDLEBY CORPORATION

How To Vote Please Choose One of The Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Before You Vote How to Access the Proxy Materials Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed above on or before Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. 0000055638_2 R2.09.05.010 1. Notice & Proxy Statement 2. Combined Document Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 20, 2010 to facilitate timely delivery.

Voting items 0000055638_3 R2.09.05.010 The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Selim A. Bassoul 02 Robert B. Lamb 03 Ryan Levenson 04 John R. Miller III 05 Gordon O'Brien 06 Philip G. Putnam 07 Sabin C. Streeter The Board of Directors recommends you vote FOR the following proposal(s): 2 Ratification of selection of Deloitte & Touche LLP as independent auditor for fiscal year ended January 1, 2011. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

0000055638_4 R2.09.05.010

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0000055639_1 R2.09.05.010 For Withhold For All All All Except The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Selim A. Bassoul 02 Robert B. Lamb 03 Ryan Levenson 04 John R. Miller III 05 Gordon O'Brien 06 Philip G. Putnam 07 Sabin C. Streeter THE MIDDLEBY CORPORATION 1400 TOASTMASTER DRIVE ELGIN, IL60120 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposal(s): For Against Abstain 2 Ratification of selection of Deloitte & Touche LLP as independent auditor for fiscal year ended January 1, 2011. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000055639_2 R2.09.05.010 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Combined Document is/are available at www.proxyvote.com . THE MIDDLEBY CORPORATION This proxy is solicited on behalf of the Board of Directors Annual Meeting of the Stockholders 5/4/2010 10:30 a.m. The stockholder(s) hereby appoint(s) Timothy M. Fitzgerald and Martin M. Lindsay, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of THE MIDDLEBY CORPORATION that the stockholder(s) is/are entitled to vote at the Annual meeting of stockholder(s) to be held at 10:30 a.m., CST on 5/4/2010, at The Middleby Corporation, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of all nominees for director and FOR ratification of the selection of Deloitte & Touche LLP as independent auditor for the fiscal year ending January 1, 2011, and in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment thereof. Continued and to be signed on reverse side

QuickLinks

PROPOSAL NO. 1—ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION Compensation Discussion and Analysis
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
SUMMARY COMPENSATION TABLE FOR FISCAL YEAR 2009
Grants of Plan-Based Awards in Fiscal Year 2009
Outstanding Equity Awards at 2009 Fiscal Year End
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
REPORT OF THE AUDIT COMMITTEE
PROPOSAL NO. 2—RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
MISCELLANEOUS